UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin, and Christopher L. Drahn, CFA, review key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steven has managed the Kansas and Wisconsin Funds since 2011 and Chris has managed the Missouri Fund since 2011.

How did the Funds perform during the six-month reporting period ended November 30, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance for its Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ended November 30, 2014. Each Fund’s Class A share returns are compared with the performance of its corresponding market index and Lipper classification average.

During the reporting period, the Class A Shares at NAV of all six Funds outperformed the S&P Municipal Bond Index as well as their respective Lipper classification average.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2014?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Kansas Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

The Nuveen Kansas Municipal Bond Fund outperformed the S&P Municipal Bond Index, during the six-month reporting period ended November 30, 2014. Favorable duration and yield curve positioning were the biggest factors behind the Fund’s strong

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

results. Because the portfolio’s duration was longer than that of the benchmark, the Fund was more sensitive to changes in interest rates and therefore benefited to a greater extent from declining long-term rates during the period. More specifically, from a yield curve standpoint, we were overweight in longer dated bonds, which outperformed disproportionately amid the positive market conditions.

Credit quality positioning also contributed to relative performance. As credit spreads contracted, meaning investors were willing to accept less income in exchange for taking on credit risk, our overweightings in BBB-rated, below investment grade and non-rated bonds proved helpful. On the other hand, the Fund’s sector positioning detracted from relative performance during the reporting period. In many cases, however, effective security selection more than made up for that negative impact.

For example, we had an overweighting in dedicated sales tax bonds, which routinely make up a relatively large portion of Kansas municipal bond issuance. This sector lagged the market, but because many of the portfolio’s bonds performed well, they offset the underperformance of other holdings from this sector. Also, the Fund was underweighted in two strong performing sectors, higher education and corporate-backed industrial development revenue. Effective bond selection within those groups helped us overcome that drawback, making them positive overall contributors. Performance advantages came from being underweighted in the struggling general obligation (GO) bond sector and from overweighting health care, a particularly successful area.

In buying new bonds for the Fund, our approach was to seek relative value for shareholders amid the relatively limited supply of bonds available for purchase. We bought a variety of Kansas municipal bonds during the reporting period, including dedicated sales tax revenue bonds for the Kansas International Speedway and the Prairiefire retail development project, continuing care retirement community bonds for Presbyterian Manors and student housing bonds for Wichita State University.

In addition, we made a number of purchases of bonds issued by U.S. territories, given the short supply of Kansas debt and the relative attractiveness of territorial bonds issued by the U.S. Virgin Islands and Guam. Like most territorial bonds, these holdings offer triple exemption (i.e., exemption from most federal, state and local taxes). The new purchases included Virgin Islands tax bonds, Guam Power Authority bonds, Guam Water Authority bonds and Guam GO bonds. We liked these securities because we thought they offered good value for shareholders and lacked the credit concerns associated with Puerto Rico.

At the end of the reporting period, the portfolio had a roughly 2.7% stake in Puerto Rico bonds, down modestly from the beginning of the reporting period after a sale of some long duration sales tax bonds. This allocation consisted of four separate issues: one insured bond issue, one tobacco-securitization bond, one hospital issue and one housing finance authority bond secured by payments from the U.S. Department of Housing and Urban Development. We continued to own these securities because they were either insured or secured by dedicated revenue streams unrelated to the credit challenges associated with the territory.

To finance our purchases, we primarily used the proceeds from called bonds. We also made three bond sales, including the Puerto Rico sales tax bonds we mentioned earlier. In addition, we sold some Tabor College bonds in order to lower the Fund’s concentration in that credit, as well as some lower coupon bonds for Johnson County that we believed would be vulnerable to a price decline should interest rates rise.

The Nuveen Wisconsin Municipal Bond Fund also outperformed the S&P Municipal Bond Index, during the six-month reporting period. The Fund was helped by its longer duration and especially from its overweighting on the long end of the yield curve, which allowed the Fund to capture more of the benefits from declining long-term interest rates.

Favorable sector allocation also added value. The Fund was underweight in state GO and utilities bonds, which proved advantageous as both sectors trailed the national market. The Fund was also overweight in the strong performing health care sector, which boosted the Fund’s performance. In contrast, the Fund’s results were hampered by its underweighting in several outperforming sectors, including higher education, transportation and industrial development revenue bonds. The Fund had a large overweighting in dedicated tax bonds, owing to this sector’s sizable representation in the Wisconsin municipal bond market, which detracted from relative performance as that group lagged.

Within all of these sectors, however, the Fund’s individual investments were strong performers relative to the national municipal bond market and in all of the categories we mentioned, we were either able to make up for any underperformance stemming from unfavorable sector weightings, or add to the outperformance we saw from the productive sector allocations.

6	Nuveen Investments

To a lesser extent, the Fund benefited from effective credit quality positioning. Compared with the national municipal bond market, the Fund’s overweightings in BBB-rated, below investment grade and non-rated bonds added to the Fund’s relative performance.

Throughout the reporting period, the Fund was well positioned to take advantage of narrowing credit spreads within the bond market, meaning that investors were willing to assume increased credit risk in their search for higher yields in a low interest rate environment. In addition, the Fund’s long duration was helpful amid falling long-term interest rates. Given that we liked the portfolio’s basic structure coming into the reporting period, our purchase and sale activity for the portfolio was relatively limited.

Some of our new additions to the Fund were of U.S. territorial bonds, including adding a small amount to our existing holdings in U.S. Virgin Islands dedicated sales-tax receipt bonds, as well as a purchase of Guam Water Authority bonds. The rest of our purchases involved Wisconsin debt and we were able to find a wide assortment of in-state opportunities that met our portfolio management objectives. New Wisconsin bond purchases included some dedicated sales tax bonds, debt to fund senior living facilities, bonds for Rogers Memorial Hospital, and corporate-backed industrial development revenue bonds for National Gypsum Company.

In general, our new purchases were securities with credit ratings of A or lower, positioning the Fund to realize the benefits if credit spreads continue to narrow. To finance these purchases, we primarily used the income from new investment inflows into the Fund, as well as the proceeds of a bond that matured during the reporting period.

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

The Nuveen Kentucky Municipal Bond Fund outperformed the S&P Municipal Bond Index during the six-month reporting period. Sector selection was the biggest contributor to relative results during the time frame, especially an overweighting in health care bonds. These bonds outpaced the index due to strong demand from investors seeking higher yields. The Fund’s allocation to public power bonds also added value. Duration positioning, which reflects the Fund’s interest rate sensitivity, was a modest contributor. The Fund was underweighted in shorter duration securities, which generally suffered price declines as short-term municipal bond yields rose.

To a lesser extent, credit quality modestly detracted from relative results. The Fund benefited from its underweighting in AAA-rated bonds, the worst-performing of all the credit quality tiers. As a group, high quality securities trailed their lower quality counterparts, which benefited disproportionately from investors’ appetite for higher yielding securities. The positive effects of that positioning were somewhat offset by the Fund’s underweighting in below investment grade securities, among the market’s best performers.

Of final note, our holdings in long duration tender option bonds (TOBs) performed particularly well. TOBs are derivative contracts we use to leverage the portfolio and attempt to increase distributable income and enhance total return.

Portfolio activity was partly shaped by shareholder outflows, which were elevated particularly in the first portion of the reporting period. To meet these redemptions, we used the proceeds from called bonds. We also sold some short duration high quality bonds, including some pre-refunded securities, given what we saw as these holdings’ more limited prospects.

Meanwhile, amid relatively limited supply, we identified two suitable opportunities to purchase bonds. These included bonds issued by Louisville Gas & Electric and by Louisville International Airport. These were a couple of our purchases, during a particularly quiet time for new acquisitions.

As a result of our purchases and sales, the Fund’s allocation to the AAA-rated credit quality segment, representing the highest quality bonds in the marketplace, decreased, while its exposure to A-rated, BBB-rated and non-rated bonds increased.

During the reporting period, we established a portfolio hedge by purchasing a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. We have previously noted a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Given that this portfolio regularly maintains a meaningful stake in BBB-rated and below investment grade rated bonds, we saw this as a way to reduce the portfolio’s overall risk while continuing to take advantage of opportunities to invest in the lower quality portion of the marketplace. During the reporting period, these swaps had a negligible impact on performance.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

The Nuveen Michigan Municipal Bond Fund outperformed the S&P Municipal Bond Index during the six-month reporting period, with duration positioning as the Fund’s primary contributor. Underweighting shorter duration bonds proved especially helpful, as shorter term municipal bond yields rose and prices declined. Our holdings in long-duration tender offer bonds (TOBs) also bolstered relative performance.

Credit quality positioning helped as well to a lesser extent. Specifically, the Fund’s results were lifted by an underweighting in AAA-rated bonds, which underperformed due to investors’ appetite for higher yielding, lower quality securities.

Meanwhile, sector allocation produced mixed results. The Fund’s overweighting in water and sewer bonds was particularly helpful. Most notably, a stake in Detroit water and sewer bonds, which are backed by a dedicated tax revenue stream and are independent of the city’s general taxing authority, were meaningful contributors to the Fund’s relative performance. We entered the reporting period with a neutral weighting in these bonds, which had become somewhat tainted by Detroit’s bankruptcy. During the reporting period, the issuer tendered for all of its outstanding debt. We elected to tender some of our uninsured Detroit Water & Sewerage Department bonds and replaced them in August with new, insured bonds issued by the utility, which serves roughly 40% of Michigan’s population and therefore provides what we deem an essential service to the state. Since our acquisition of the new Detroit water and sewer bonds, the securities performed quite well. We sold our remaining holdings in uninsured Detroit water and sewer bonds late in the reporting period, recognizing that they had rallied strongly and had, in our view, reached full value.

In contrast, the Fund’s overweighting in pre-refunded securities hurt relative results. These bonds, which are the highest quality available in the municipal bond market because they are backed by U.S. Treasury securities, lagged in an environment that favored higher yielding, lower quality bonds.

As with the Kentucky Fund, this Fund was also helped by holding long duration tender option bonds (TOBs). These derivative contracts performed well as long term rates declined. Similarly matching our approach in the Kentucky portfolio, we purchased a credit default swap on Puerto Rico debt. This strategy helped reduce the portfolio’s overall risk while still enabling us to capitalize on opportunities among lower quality Michigan bonds. During the reporting period, these swaps had a negligible impact on performance.

Our limited purchase activity was spread over a handful of sectors during the reporting period. New additions to the portfolio included some higher education and local school district bonds. We also purchased newly issued bonds of the COBO Center, a convention facility in Detroit, whose debt is backed by a combination of statewide and local liquor, tobacco and hotel taxes. Due to Detroit’s ongoing credit problems, we continued to avoid any allocation to the city’s general obligation debt.

The Nuveen Ohio Municipal Bond Fund outperformed the S&P Municipal Bond Index during the six-month reporting period, helped primarily by duration positioning. Specifically, the Fund’s underweighting in shorter duration bonds was beneficial, given that these securities lagged as short-term interest rates rose.

Credit quality positioning also lifted performance, led by an underweighting in AAA-rated bonds. Securities in this highest quality credit tier lagged, as investors increasingly favored lower quality, higher yielding alternatives in an environment of scarce income.

The Fund’s performance however, was hurt by sector allocation. An overweighting in health care bonds was particularly helpful. This higher yielding sector was one of the market’s best-performing groups, given that investors gravitated toward bonds that produced more income. An overweighting in pre-refunded bonds hurt, as these high quality securities lagged because investors tended to prefer lower quality, higher yielding debt.

Our portfolio activity was relatively muted. On the sale side, we liquidated most of our holdings in Wittenberg University bonds, given our concern about the credit outlook for this small, tuition dependent college. We also eliminated some smaller portfolio holdings that we felt the market was valuing highly at the time of our sales. With these proceeds, as well as the funds generated by bond calls, we made a small number of purchases. We bought intermediate duration bonds issued by The Ohio State University, as well as some dedicated-tax bonds issued by the Franklin County Convention Facilities Authority. We also sold some longer duration tobacco bonds that had performed well and purchased shorter term tobacco securities that were more attractively priced and offered roughly equivalent yields.

8	Nuveen Investments

During the reporting period, we established a portfolio hedge by purchasing a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. We have previously noted a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Given that this portfolio regularly maintains a meaningful stake in BBB-rated and below investment grade rated bonds, we saw this as a way to reduce the portfolio’s overall risk while continuing to take advantage of opportunities to invest in the lower quality portion of the marketplace. During the reporting period, these swaps had a negligible impact on performance.

Nuveen Missouri Municipal Bond Fund

The Nuveen Missouri Municipal Bond Fund outperformed the S&P Municipal Bond Index during the six-month reporting period, with the Fund’s duration and yield-curve positioning the main drivers of its relative results. The Fund’s duration, meaning the measure of its sensitivity to interest rate changes, was longer than the benchmark. This helped the Fund benefit more fully than the index from declining long-term rates. From a yield curve perspective, the portfolio was lifted by its larger allocation to longer dated bonds, as well as its related underweighting in shorter duration securities. As short-term interest rates rose, it caused short-term securities to underperform, while longer term bond prices generally appreciated in response to declining long-term rates.

Credit quality positioning bolstered the Fund’s relative results as well. Specifically, the Fund was overweight in BBB-rated and non-rated bonds. These were some of the municipal bond market’s best performers, reflecting investor demand for higher yielding securities in an environment of scarce income. A corresponding underweighting in AAA-rated bonds was also helpful, given that these issues lagged higher yielding alternatives.

Sector positioning (especially an overweighting in health care bonds) also proved beneficial and added to relative performance as investors’ appetite for higher yielding securities helped drive certain sectors. Meanwhile, the Fund’s small exposure to bonds associated with Puerto Rico modestly detracted. In July, we pared back the Fund’s exposure to Puerto Rico bonds to about 1%, roughly half of what it was at the beginning of the reporting period. Our remaining Puerto Rico positions consist of insured senior lien Puerto Rico Sales Tax Financing Corporation (COFINA) sales tax revenue bonds.

The Fund experienced shareholder inflows during the reporting period. We used these inflows, along with the proceeds from calls, maturities and our sales of Puerto Rico bonds, to make some new purchases for the Fund. Much of our buying was concentrated in bonds with maturities in the 15- to 20-year range, a reflection of the available supply and also our view that this part of the yield curve offered particular value. Notable purchases during the reporting period were two issues brought to market by the A-rated Missouri Joint Municipal Electric Utility Commission. We viewed both bond issues as attractive and were able to obtain sizable allocations.

An Update Regarding Detroit and Puerto Rico

We continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. The Puerto Rico bonds were originally added to our portfolios to keep assets fully invested and working for the Funds’ as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of November 2014, the Nuveen complex held $71 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations, and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of November 30, 2014.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

The second situation that we continued to monitor was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy and on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services. In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue $1.8 billion in new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds were permanently removed from the city’s bankruptcy case. The Michigan Fund participated in the tender offer for existing Detroit water and sewer bonds and purchased the new water and sewer bonds. In general, Detroit water and sewer credits rallied following these positive developments.

10	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2014, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the six-months ended November 30, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6—Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	11

THIS PAGE INTENTIONALLY LEFT BLANK

12	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.07%	10.32%	5.31%	4.67%
Class A Shares at maximum Offering Price	(1.29)%	5.72%	4.41%	4.21%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.35%	8.37%	4.35%	3.90%

Class C2 Shares	2.70%	9.73%	4.73%	4.09%
Class I Shares	3.08%	10.52%	5.52%	4.87%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.59%	7.07%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.69%	11.51%	5.37%	4.56%
Class A Shares at maximum Offering Price	(0.71)%	6.83%	4.47%	4.12%
Class C2 Shares	3.41%	10.81%	4.79%	3.99%
Class I Shares	3.79%	11.71%	5.58%	4.77%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.30%	7.78%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	6.80%

14	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.55%	8.97%	4.99%	4.35%
Class A Shares at maximum Offering Price	(1.79)%	4.36%	4.08%	3.90%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.35%	8.37%	4.35%	3.90%

Class C2 Shares	2.27%	8.38%	4.41%	3.78%
Class I Shares	2.66%	9.20%	5.19%	4.56%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.07%	5.63%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.91%	9.66%	4.97%	4.25%
Class A Shares at maximum Offering Price	(1.44)%	5.10%	4.07%	3.81%
Class C2 Shares	2.64%	9.07%	4.42%	3.68%
Class I Shares	3.02%	9.89%	5.20%	4.46%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.52%	6.07%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	7.00%

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.17%	10.21%	5.29%	4.47%
Class A Shares at maximum Offering Price	(1.18)%	5.54%	4.38%	4.03%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.35%	8.37%	4.35%	3.90%

Class C2 Shares	2.91%	9.65%	4.72%	3.90%
Class I Shares	3.28%	10.45%	5.51%	4.68%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.78%	7.01%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.69%	11.53%	5.33%	4.39%
Class A Shares at maximum Offering Price	(0.68)%	6.86%	4.43%	3.94%
Class C2 Shares	3.43%	10.97%	4.77%	3.82%
Class I Shares	3.80%	11.77%	5.55%	4.60%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.21%	7.64%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.40%	0.65%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	1.90%

16	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.48%	9.24%	5.70%	4.72%
Class A Shares at maximum Offering Price	(1.84)%	4.62%	4.81%	4.27%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.35%	8.37%	4.35%	3.90%

Class C2 Shares	2.22%	8.69%	5.12%	4.14%
Class I Shares	2.59%	9.38%	5.90%	4.91%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.00%	6.06%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.21%	10.43%	5.73%	4.63%
Class A Shares at maximum Offering Price	(1.16)%	5.81%	4.82%	4.18%
Class C2 Shares	2.95%	9.77%	5.16%	4.06%
Class I Shares	3.32%	10.57%	5.95%	4.83%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.81%	6.71%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	0.52%

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.85%	9.63%	5.15%	4.55%
Class A Shares at maximum Offering Price	(1.43)%	5.05%	4.24%	4.11%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Ohio Municipal Debt Funds Classification Average	2.18%	8.42%	4.41%	3.94%

Class C2 Shares	2.57%	9.03%	4.59%	3.98%
Class I Shares	2.88%	9.76%	5.36%	4.75%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.38%	6.26%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.55%	10.66%	5.14%	4.46%
Class A Shares at maximum Offering Price	(0.77)%	6.02%	4.24%	4.01%
Class C2 Shares	3.27%	10.07%	4.56%	3.89%
Class I Shares	3.67%	10.91%	5.35%	4.67%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.17%	6.99%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.60%	1.36%	0.60%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	5.84%

18	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.33%	10.88%	4.96%	4.41%
Class A Shares at maximum Offering Price	(1.03)%	6.28%	4.06%	3.96%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	2.35%	8.37%	4.35%	3.90%

Class C2 Shares	2.97%	10.21%	4.38%	3.82%
Class I Shares	3.34%	11.11%	5.15%	4.60%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.83%	8.04%

Average Annual Total Returns as of December 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.09%	12.59%	5.10%	4.33%
Class A Shares at maximum Offering Price	(0.31)%	7.86%	4.19%	3.89%
Class C2 Shares	3.74%	11.90%	4.52%	3.76%
Class I Shares	4.10%	12.70%	5.31%	4.52%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.59%	8.81%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.89%	1.69%	1.44%	0.68%

Effective Leverage Ratio as of November 30, 2014

Effective Leverage Ratio	3.87%

Nuveen Investments	19

Yields as of November 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Kansas Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.50%	2.90%	3.12%	3.86%
SEC 30-Day Yield	2.52%	1.83%	2.09%	2.83%
Taxable-Equivalent Yield (31.5%)[2]	3.68%	2.67%	3.05%	4.13%

Nuveen Kentucky Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.44%	2.79%	3.06%	3.81%
SEC 30-Day Yield	1.61%	0.86%	1.14%	1.88%
Taxable-Equivalent Yield (32.3%)[2]	2.38%	1.27%	1.68%	2.78%

Nuveen Michigan Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.68%	3.07%	3.33%	4.04%
SEC 30-Day Yield	2.02%	1.32%	1.56%	2.31%
Taxable-Equivalent Yield (31.1%)[2]	2.93%	1.92%	2.26%	3.35%

Nuveen Missouri Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.68%	3.06%	3.32%	4.06%
SEC 30-Day Yield	2.25%	1.54%	1.80%	2.55%
Taxable-Equivalent Yield (32.3%)[2]	3.32%	2.27%	2.66%	3.77%

20	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.51%	2.91%	3.11%	3.89%
SEC 30-Day Yield	2.07%	1.37%	1.62%	2.37%
Taxable-Equivalent Yield (31.6%)[2]	3.03%	2.00%	2.37%	3.46%

Nuveen Wisconsin Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.45%	2.83%	3.10%	3.82%
SEC 30-Day Yield	2.46%	1.77%	2.02%	2.77%
Taxable-Equivalent Yield (32.5%)[2]	3.64%	2.62%	2.99%	4.10%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate as shown in the respective table above.

Nuveen Investments	21

Holding

Summaries as of November 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Kansas Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	103.9%
Floating Rate Obligations	(4.7)%
Other Assets Less Liabilities	0.8%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	25.0%
Health Care	24.3%
Utilities	12.5%
Tax Obligation/General	12.2%
Long-Term Care	7.1%
U.S. Guaranteed	6.5%
Education and Civic Organizations	6.4%
Other	6.0%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	11.4%
AA	29.8%
A	28.9%
BBB	13.7%
BB or Lower	5.5%
N/R (not rated)	10.7%

22	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	99.3%
Floating Rate Obligations	(1.5)%
Other Assets Less Liabilities	2.2%

Portfolio Composition

(% of total investments)1

Health Care	25.6%
Tax Obligation/Limited	22.2%
Utilities	20.6%
Education and Civic Organizations	7.4%
Water and Sewer	7.1%
Transportation	6.8%
U.S. Guaranteed	6.3%
Other	4.0%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	8.8%
AA	48.9%
A	30.6%
BBB	11.0%
BB or Lower	0.1%
N/R (not rated)	0.6%

1	Excluding investments in derivatives.

Nuveen Investments	23

Holding Summaries as of November 30, 2014 (continued)

Nuveen Michigan Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	96.9%
Other Assets Less Liabilities	3.1%

Portfolio Composition

(% of total investments)1

Tax Obligation/General	31.2%
Health Care	15.2%
Tax Obligation/Limited	13.5%
Water and Sewer	12.7%
U.S. Guaranteed	7.6%
Utilities	7.3%
Education and Civic Organizations	5.8%
Other	6.7%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	15.8%
AA	66.2%
A	10.1%
BBB	3.6%
BB or Lower	3.5%
N/R (not rated)	0.8%

1	Excluding investments in derivatives.

24	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	100.1%
Floating Rate Obligations	(0.5)%
Other Assets Less Liabilities	0.4%

Portfolio Composition

(% of total investments)

Health Care	24.0%
Tax Obligation/Limited	19.3%
Education and Civic Organizations	12.1%
Tax Obligation/General	10.7%
Long-Term Care	8.3%
U.S. Guaranteed	7.8%
Utilities	5.2%
Other	12.6%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	12.2%
AA	32.8%
A	27.3%
BBB	18.3%
N/R (not rated)	9.4%

Nuveen Investments	25

Holding Summaries as of November 30, 2014 (continued)

Nuveen Ohio Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.8%
Other Assets Less Liabilities	2.2%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	21.0%
Health Care	19.6%
Tax Obligation/General	15.2%
Water and Sewer	11.0%
U.S. Guaranteed	8.4%
Education and Civic Organizations	6.5%
Transportation	5.7%
Other	12.6%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	16.1%
AA	56.0%
A	16.8%
BBB	6.1%
BB or Lower	4.2%
N/R (not rated)	0.8%

1	Excluding investments in derivatives.

26	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	99.2%
Other Assets Less Liabilities	0.8%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	40.0%
Health Care	16.4%
Long-Term Care	9.2%
Housing/Multifamily	9.0%
Education and Civic Organizations	5.9%
U.S. Guaranteed	5.6%
Other	13.9%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	7.0%
AA	31.4%
A	27.8%
BBB	20.3%
BB or Lower	3.3%
N/R (not rated)	10.2%

Nuveen Investments	27

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2014.

The beginning of the period is June 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Kansas Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.70	$1,025.90	$1,027.00	$1,030.80
Expenses Incurred During Period	$4.12	$8.13	$6.91	$3.11
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.01	$1,017.05	$1,018.25	$1,022.01
Expenses Incurred During Period	$4.10	$8.09	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.60%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

28	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,025.50	$1,020.70	$1,022.70	$1,026.60
Expenses Incurred During Period	$3.96	$8.00	$6.74	$2.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.16	$1,017.15	$1,018.40	$1,022.16
Expenses Incurred During Period	$3.95	$7.99	$6.73	$2.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Michigan Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,031.70	$1,027.80	$1,029.10	$1,032.80
Expenses Incurred During Period	$4.33	$8.39	$7.12	$3.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.81	$1,016.80	$1,018.05	$1,021.81
Expenses Incurred During Period	$4.31	$8.34	$7.08	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.40% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	29

Expense Examples (continued)

Nuveen Missouri Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.80	$1,020.00	$1,022.20	$1,025.90
Expenses Incurred During Period	$4.02	$8.05	$6.80	$3.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.10	$1,017.10	$1,018.34	$1,022.10
Expenses Incurred During Period	$4.01	$8.04	$6.79	$3.00

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Ohio Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,028.50	$1,023.30	$1,025.70	$1,028.80
Expenses Incurred During Period	$4.02	$8.07	$6.80	$3.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.10	$1,018.35	$1,022.11
Expenses Incurred During Period	$4.00	$8.04	$6.78	$2.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

30	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.30	$1,028.30	$1,029.70	$1,033.40
Expenses Incurred During Period	$4.33	$8.34	$7.12	$3.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.81	$1,016.85	$1,018.05	$1,021.81
Expenses Incurred During Period	$4.31	$8.29	$7.08	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.64%, 1.40% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	31

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Kansas Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund	Nuveen Wisconsin Municipal Bond Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.
For	7,715,855	16,625,823	6,955,797	22,678,889	22,632,821	4,880,748
Against	158,844	563,559	220,623	290,380	790,716	94,182
Abstain	345,746	721,532	262,031	379,776	1,077,219	114,244
Broker Non-Votes	2,143,618	5,078,378	1,648,433	11,993,464	5,988,186	1,208,976
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	7,738,644	16,551,300	6,983,251	22,642,075	22,599,694	4,841,022
Against	179,850	613,825	204,404	298,042	814,125	141,955
Abstain	301,949	745,791	250,796	408,929	1,086,937	106,196
Broker Non-Votes	2,143,620	5,078,376	1,648,433	11,993,463	5,988,186	1,208,977
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

To approve revisions to, or eilimation of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	7,622,265	16,373,468	6,867,303	22,445,562	22,368,987	4,806,042
Against	252,908	795,117	276,896	416,527	986,377	142,658
Abstain	345,268	742,324	294,250	486,953	1,145,393	140,474
Broker Non-Votes	2,143,622	5,078,383	1,648,435	11,993,467	5,988,185	1,208,976
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

b. Revise the fundamental policy related to issuing senior securities.
For	7,612,028	16,365,780	6,834,843	22,392,131	22,403,738	4,793,582
Against	224,863	784,141	283,772	463,151	934,193	180,093
Abstain	383,549	760,992	319,834	493,762	1,162,821	115,498
Broker Non-Votes	2,143,623	5,078,379	1,648,435	11,993,465	5,988,190	1,208,977
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

32	Nuveen Investments

	Nuveen Kansas Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund	Nuveen Wisconsin Municipal Bond Fund
c. Revise the fundamental policy related to underwriting.
For	7,641,760	16,401,697	6,912,242	22,474,429	22,397,326	4,831,135
Against	223,309	770,566	218,310	347,390	951,167	102,843
Abstain	355,373	738,648	307,897	527,224	1,152,261	155,195
Broker Non-Votes	2,143,621	5,078,381	1,648,435	11,993,466	5,988,188	1,208,977
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

d. Revise the fundamental policy related to the purchase and sale of real estate.
For	7,691,263	16,459,790	6,919,758	22,503,056	22,412,771	4,788,674
Against	187,516	709,238	213,571	390,636	911,998	155,592
Abstain	341,660	741,882	305,120	455,350	1,175,986	144,909
Broker Non-Votes	2,143,624	5,078,382	1,648,435	11,993,467	5,988,187	1,208,975
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

e. Revise the fundamental policy related to diversification.
For	—	16,418,946	6,973,257	22,395,693	22,443,733	—
Against	—	748,433	208,232	389,111	897,264	—
Abstain	—	743,530	256,961	564,241	1,159,758	—
Broker Non-Votes	—	5,078,383	1,648,434	11,993,464	5,988,187	—
Total	—	22,989,292	9,086,884	35,342,509	30,488,942	—

f. Eliminate the fundamental policy related to permitted investments.
For	7,699,327	16,297,189	6,876,294	22,432,274	22,250,224	4,793,426
Against	151,562	846,365	251,546	459,059	994,057	156,626
Abstain	369,551	767,352	310,609	457,708	1,256,479	139,120
Broker Non-Votes	2,143,623	5,078,386	1,648,435	11,993,468	5,988,182	1,208,978
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

g. Eliminate the fundamental policy related to pledging assets.
For	7,656,665	16,255,039	6,785,370	22,327,012	22,151,340	4,804,739
Against	181,266	843,706	297,965	545,437	1,116,645	159,576
Abstain	382,509	812,159	355,115	476,594	1,232,773	124,858
Broker Non-Votes	2,143,623	5,078,388	1,648,434	11,993,466	5,988,184	1,208,977
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

Nuveen Investments	33

Shareholder Meeting Report (continued)

	Nuveen Kansas Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund	Nuveen Wisconsin Municipal Bond Fund
h. Eliminate the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers.
For	7,599,309	16,182,970	6,803,532	22,196,213	22,058,755	4,753,119
Against	232,975	965,927	302,994	663,164	1,194,989	196,150
Abstain	388,157	762,006	331,923	489,666	1,247,007	139,901
Broker Non-Votes	2,143,622	5,078,389	1,648,435	11,993,466	5,988,191	1,208,980
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

i. Eliminate the fundamental policy related to short sales and purchases on margin.
For	7,616,424	16,238,617	6,757,140	22,305,326	22,105,079	4,749,193
Against	228,099	898,035	299,762	613,162	1,137,557	184,453
Abstain	375,919	774,257	381,545	430,559	1,258,118	155,527
Broker Non-Votes	2,143,621	5,078,383	1,648,437	11,993,462	5,988,188	1,208,977
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

j. Eliminate the fundamental policy related to writing options.
For	7,630,769	16,318,553	6,818,225	22,339,377	22,233,219	4,826,602
Against	209,986	813,375	325,851	554,891	1,064,652	120,136
Abstain	379,687	778,982	294,372	454,781	1,202,883	142,437
Broker Non-Votes	2,143,621	5,078,382	1,648,436	11,993,460	5,988,188	1,208,975
Total	10,364,063	22,989,292	9,086,884	35,342,509	30,488,942	6,298,150

Approval of the Board Members was reached as follows:

William Adams IV
For	111,308,494	111,308,494	111,308,494	111,308,494	111,308,494	111,308,494
Withhold	3,261,347	3,261,347	3,261,347	3,261,347	3,261,347	3,261,347
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

Robert P. Bremner
For	111,183,883	111,183,883	111,183,883	111,183,883	111,183,883	111,183,883
Withhold	3,385,958	3,385,958	3,385,958	3,385,958	3,385,958	3,385,958
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

Jack B. Evans
For	111,387,725	111,387,725	111,387,725	111,387,725	111,387,725	111,387,725
Withhold	3,182,116	3,182,116	3,182,116	3,182,116	3,182,116	3,182,116
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

34	Nuveen Investments

	Nuveen Kansas Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund	Nuveen Wisconsin Municipal Bond Fund
William C. Hunter
For	111,351,577	111,351,577	111,351,577	111,351,577	111,351,577	111,351,577
Withhold	3,218,264	3,218,264	3,218,264	3,218,264	3,218,264	3,218,264
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

David J. Kundert
For	111,144,782	111,144,782	111,144,782	111,144,782	111,144,782	111,144,782
Withhold	3,425,059	3,425,059	3,425,059	3,425,059	3,425,059	3,425,059
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

John K. Nelson
For	111,335,602	111,335,602	111,335,602	111,335,602	111,335,602	111,335,602
Withhold	3,234,239	3,234,239	3,234,239	3,234,239	3,234,239	3,234,239
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

William J. Schneider
For	111,276,520	111,276,520	111,276,520	111,276,520	111,276,520	111,276,520
Withhold	3,293,321	3,293,321	3,293,321	3,293,321	3,293,321	3,293,321
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

Thomas S. Schreier, Jr.
For	111,371,307	111,371,307	111,371,307	111,371,307	111,371,307	111,371,307
Withhold	3,198,534	3,198,534	3,198,534	3,198,534	3,198,534	3,198,534
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

Judith M. Stockdale
For	111,397,121	111,397,121	111,397,121	111,397,121	111,397,121	111,397,121
Withhold	3,172,720	3,172,720	3,172,720	3,172,720	3,172,720	3,172,720
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

Carole E. Stone
For	111,387,445	111,387,445	111,387,445	111,387,445	111,387,445	111,387,445
Withhold	3,182,396	3,182,396	3,182,396	3,182,396	3,182,396	3,182,396
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

Virginia L. Stringer
For	111,314,895	111,314,895	111,314,895	111,314,895	111,314,895	111,314,895
Withhold	3,254,946	3,254,946	3,254,946	3,254,946	3,254,946	3,254,946
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

Terence J. Toth
For	111,357,382	111,357,382	111,357,382	111,357,382	111,357,382	111,357,382
Withhold	3,212,459	3,212,459	3,212,459	3,212,459	3,212,459	3,212,459
Total	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841	114,569,841

Nuveen Investments	35

Nuveen Kansas Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 103.9%

	MUNICIPAL BONDS – 103.9%

	Consumer Staples – 0.7%

$1,535	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/15 at 100.00	BBB	$1,463,991

	Education and Civic Organizations – 6.6%

1,200	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics Inc Project, Series 2011-A1, 5.000%, 7/01/28	7/16 at 100.00	A1	1,268,736

	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics, Inc., Project, Series 2012B-1:
1,750	5.000%, 7/01/30	7/17 at 100.00	A1	1,893,955
1,855	5.000%, 7/01/32	7/17 at 100.00	A1	2,007,592

30	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	AA–	30,484

675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents University of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	AA	757,613

1,690	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1, 5.250%, 6/01/38	6/21 at 100.00	Aa3	1,936,943

3,430	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	3,572,105

1,750	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,829,415
12,380	Total Education and Civic Organizations			13,296,843

	Health Care – 25.2%

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,754,659

3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	4,189,489

5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	A+	5,357,100

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,168,920

3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	4,114,065

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,159,280

8,650	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB)	11/19 at 100.00	Aa2	9,913,333

2,400	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (UB)	11/17 at 100.00	Aa2	2,623,344

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
$1,000	5.000%, 1/01/23	1/20 at 100.00	AA–	$1,132,350
1,515	5.000%, 1/01/40 (UB) (4)	1/20 at 100.00	AA–	1,651,441

1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 4153, 17.866%, 1/01/18 (IF) (4)	No Opt. Call	AA–	2,380,035

3,250	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	3,323,970

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A1	2,599,925
500	5.125%, 7/01/36	7/16 at 100.00	A1	516,340

3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	A+	3,356,820

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	1,100,840

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	1,606,290

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	761,423
46,160	Total Health Care			50,709,624

	Housing/Multifamily – 0.5%

1,000	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,069,930

	Housing/Single Family – 0.3%

35	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	36,995

615	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	624,422
650	Total Housing/Single Family			661,417

	Long-Term Care – 7.4%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,372,375

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,270	5.125%, 5/15/16	No Opt. Call	N/R	1,324,572
1,100	5.500%, 5/15/39	5/17 at 100.00	N/R	1,118,436

2,030	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/15 at 102.00	N/R	2,037,044

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	2/15 at 100.00	N/R	2,000,780

1,540	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	1,557,679

2,500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,708,800

Nuveen Investments	37

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	$678,433
14,230	Total Long-Term Care			14,798,119

	Tax Obligation/General – 12.7%

2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	2,195,620

1,500	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	1,698,795

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA	2,736,125

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	BB–	1,156,130

2,500	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	2,579,050

3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,568,470

2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,734,403

	Johnson County Unified School District 231, Gardner, Edgerton and Antioch, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A:
2,000	5.000%, 10/01/23	10/22 at 100.00	A+	2,414,460
2,200	5.000%, 10/01/28	10/23 at 100.00	A+	2,512,774

1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30	10/22 at 100.00	AA–	1,162,680

2,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA	2,263,700

390	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	445,840
22,340	Total Tax Obligation/General			25,468,047

	Tax Obligation/Limited – 26.0%

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	1,119,790

875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	955,833

1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,907,787

1,115	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,232,833

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,320	4.000%, 9/01/25	9/20 at 100.00	AAA	1,435,751
2,020	4.000%, 9/01/26	9/20 at 100.00	AAA	2,180,186
1,000	4.000%, 9/01/27	9/20 at 100.00	AAA	1,074,850
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,313,110
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,373,937

365	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/15 at 101.00	AA–	371,931

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	$1,872,459

3,910	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA–	4,219,007

1,400	Kansas Development Finance Authority, Revenue Bonds, Department of Commerce Impact Program, Series 2011K, 5.000%, 12/01/20	12/19 at 100.00	AA–	1,613,276

40	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	2/15 at 100.00	AA–	40,160

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	5,025,300

	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010:
210	5.200%, 4/01/20	No Opt. Call	BBB	236,492
2,350	5.900%, 4/01/32	4/20 at 100.00	BBB	2,583,449

2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	2,765,815

1,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BB	1,469,265

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
5,000	5.000%, 10/01/32	No Opt. Call	BBB+	5,380,500
2,000	5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	2,232,420

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/25	10/20 at 100.00	BBB	1,118,620

1,100	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	1,183,710

2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,212,860

2,525	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	2,887,413

	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A+	1,612,175
1,260	5.000%, 12/01/26	12/24 at 100.00	A+	1,475,384

1,925	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,356,663
48,975	Total Tax Obligation/Limited			52,250,976

	Transportation – 1.2%

1,225	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	1,346,471

945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,033,036
2,170	Total Transportation			2,379,507

Nuveen Investments	39

Nuveen Kansas Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 6.8% (5)

$2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (5)	$2,274,100

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35 (Pre-refunded 7/01/15)	7/15 at 100.00	A– (5)	2,066,280

1,170	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	AA– (5)	1,189,270

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 (Pre-refunded 9/01/18) – AGM Insured	9/18 at 100.00	AA (5)	584,555

4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (5)	4,875,600

675	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	2/15 at 100.00	N/R (5)	683,357

1,695	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	1,983,692
12,040	Total U.S. Guaranteed			13,656,854

	Utilities – 13.0%

3,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company, Series 2005, 4.650%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB+	3,014,670

1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,577,730

	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,147,710
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,144,990

1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A–	1,726,290

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	Baa1	1,582,125
1,265	5.000%, 12/01/23	12/22 at 100.00	Baa1	1,423,138
2,575	5.000%, 12/01/31	12/20 at 100.00	Baa1	2,740,289

1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB+	1,596,467

2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	2,837,200

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,075	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+	1,208,429
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+	3,383,640

1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	1,717,987

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	5/15 at 100.00	AA–	1,003,910
23,815	Total Utilities			26,104,575

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 3.5%

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
$500	5.250%, 7/01/33	7/23 at 100.00	A–	$563,440
1,250	5.500%, 7/01/43	7/23 at 100.00	A–	1,431,588

2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA–	2,337,500

2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	2,752,200
6,250	Total Water and Sewer			7,084,728
$191,545	Total Long-Term Investments (cost $194,122,643)			208,944,611
	Floating Rate Obligations – (4.7)%			(9,420,000)
	Other Assets Less Liabilities – 0.8%			1,622,980
	Net Assets – 100%			$201,147,591

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Kentucky Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.3%

	MUNICIPAL BONDS – 99.3%

	Education and Civic Organizations – 7.3%

$110	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	$110,413

830	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	Aa3	963,190

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	Aa2	1,831,987
2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	Aa2	2,976,660
4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	Aa2	4,927,196

	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (Alternative Minimum Tax)	No Opt. Call	A	999,189
700	5.000%, 6/01/23 (Alternative Minimum Tax)	No Opt. Call	A	775,026
400	5.000%, 6/01/24 (Alternative Minimum Tax)	No Opt. Call	A	441,868

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,639,530

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,068,700

	University of Kentucky, General Receipts Bonds, Refunding Series 2012A:
1,435	5.000%, 5/01/19	No Opt. Call	Aa2	1,669,666
1,185	5.000%, 5/01/20	No Opt. Call	Aa2	1,401,120
2,340	5.000%, 5/01/21	No Opt. Call	Aa2	2,800,091

	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	AA–	177,654
2,005	5.000%, 9/01/26	9/21 at 100.00	AA–	2,338,111

1,910	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	AA–	2,237,317
24,220	Total Education and Civic Organizations			27,357,718

	Health Care – 25.4%

3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA	3,622,483

	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB	108,947
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,259,480
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,686,413

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21	6/20 at 100.00	BBB+	4,527,291
165	6.375%, 6/01/40	6/20 at 100.00	BBB+	190,544
5,150	6.500%, 3/01/45	6/20 at 100.00	BBB+	5,976,678

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
$1,100	5.375%, 8/15/24	8/19 at 100.00	A+	$1,228,040
7,090	5.625%, 8/15/27	8/19 at 100.00	A+	7,931,016

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
1,500	5.000%, 8/15/42	8/21 at 100.00	A+	1,607,535
3,000	5.250%, 8/15/46	8/21 at 100.00	A+	3,268,440

10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	11,186,200

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A:
210	5.375%, 5/01/34	5/19 at 100.00	AA	237,447
5,010	5.500%, 5/01/39	5/19 at 100.00	AA	5,684,246

3,320	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/26	6/22 at 100.00	A+	3,769,594

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa3	7,071,890

7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,626,950

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,208,455

	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013:
3,300	5.000%, 11/01/22	No Opt. Call	A–	3,877,995
8,000	5.000%, 11/01/26	No Opt. Call	A–	9,140,000

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	A	1,057,470

3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A	3,567,818

	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A	2,169,248
2,000	5.000%, 10/01/37	10/22 at 100.00	A	2,182,580
85,465	Total Health Care			95,186,760

	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/15 at 102.00	N/R	1,222,654

	Housing/Single Family – 2.2%

	Kentucky Housing Corporation Housing Revenue Bonds Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	159,314
485	3.000%, 7/01/21	No Opt. Call	AAA	513,901
705	3.100%, 7/01/22	7/21 at 100.00	AAA	745,523
360	3.300%, 1/01/23	7/21 at 100.00	AAA	382,010
595	3.300%, 7/01/23	7/21 at 100.00	AAA	629,332
610	3.625%, 1/01/25	7/21 at 100.00	AAA	641,025

Nuveen Investments	43

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$610	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	$628,221

2,250	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007N, 5.000%, 7/01/32 (Alternative Minimum Tax)	No Opt. Call	AAA	2,319,323

1,930	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009B, 5.150%, 7/01/39	1/19 at 100.00	AAA	2,047,711
7,695	Total Housing/Single Family			8,066,360

	Long-Term Care – 0.6%

2,090	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AA+	2,194,040

	Materials – 0.8%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	4/15 at 100.00	BBB	2,821,410

	Tax Obligation/General – 0.3%

1,085	Crittenden County, Kentucky, General Obligation Bonds, Series 2007, 6.000%, 12/01/27	12/17 at 100.00	N/R	1,156,643

	Tax Obligation/Limited – 22.0%

1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,167,010

1,500	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2013A, 5.000%, 9/01/17	No Opt. Call	AA	1,674,615

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	AA–	2,038,860

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	2,102,022
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	3,735,384
4,630	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	5,016,188
9,350	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	10,094,541

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AA	34,358
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA	47,707
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA	2,575,825
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA	2,612,400

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810, 16.440%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA	6,559,200

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005:
2,115	5.000%, 8/01/18 – NPFG Insured	No Opt. Call	AA–	2,420,279
125	5.000%, 8/01/19 – NPFG Insured	No Opt. Call	AA–	146,011

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA	2,064,920

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA	2,838,125
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA	2,838,125

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA+	$2,371,760

1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24	7/21 at 100.00	AA+	2,107,656

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
500	5.000%, 7/01/24	7/22 at 100.00	AA+	599,705
4,000	5.000%, 7/01/30	7/22 at 100.00	AA+	4,658,920
6,740	5.000%, 7/01/31	7/22 at 100.00	AA+	7,830,128

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
2,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	2,155,252
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,344,100

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA+	27,886

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+	3,211,303

2,060	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – AGM Insured	6/17 at 100.00	Aa3	2,236,315

3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	3,406,830

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	556,470
76,000	Total Tax Obligation/Limited			82,471,895

	Transportation – 6.7%

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	2/15 at 100.00	AA–	5,108,884

2,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	1,427,380

10,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 6.000%, 7/01/53	7/23 at 100.00	Baa3	11,507,000

	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	No Opt. Call	AA	1,365,247
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	No Opt. Call	AA	1,222,694
1,000	5.000%, 7/01/38	No Opt. Call	AA	1,105,880

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,555	5.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,771,472
1,500	5.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,699,575
23,460	Total Transportation			25,208,132

	U.S. Guaranteed – 6.2% (4)

890	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34 (Pre-refunded 3/01/15)	3/15 at 100.00	N/R (4)	902,763

Nuveen Investments	45

Nuveen Kentucky Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
$1,605	6.250%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	$1,864,657
2,190	6.500%, 12/01/37 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	2,560,526

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	Aa2 (4)	1,040,650

2,795	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (4)	2,886,005

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27 (Pre-refunded 11/15/16)	11/16 at 100.00	AAA	2,796,107
4,990	5.000%, 11/15/29 (Pre-refunded 11/15/16)	11/16 at 100.00	AAA	5,439,599

1,730	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	2,022,145

3,745	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B, 0.000%, 1/01/15 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,744,176
21,510	Total U.S. Guaranteed			23,256,628

	Utilities – 20.5%

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A:
6,500	5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	7,040,280
4,600	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	AA–	5,019,612
7,535	5.250%, 9/01/42 – BHAC Insured (UB) (5)	9/17 at 100.00	AA+	8,260,771

2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 1025, 19.214%, 9/01/42 – BHAC Insured (IF) (5)	9/17 at 100.00	AA+	3,462,925

4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	A–	5,433,557

5,300	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A–	5,871,446

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	7,652,098
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	12,610,262

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	A3	3,325,229
3,995	5.000%, 10/01/25	4/19 at 100.00	A3	4,447,234
95	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	A3	104,267
8,885	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	9,851,331

3,500	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 1.050%, 9/01/26 (Mandatory put 3/01/18) (WI/DD, Settling 12/15/14)	No Opt. Call	A1	3,502,519
71,795	Total Utilities			76,581,531

	Water and Sewer – 7.0%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
225	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA	249,147
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA	4,179,965

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	$3,184,253

315	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/15 at 100.00	A+	316,332

7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	8,716,275

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,315,380

	Northern Kentucky Water District, Revenue Bonds, Series 2012:
2,590	5.000%, 2/01/22	No Opt. Call	Aa3	3,095,827
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	3,988,423

195	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29	9/18 at 100.00	A1	217,756
22,865	Total Water and Sewer			26,263,358
$340,195	Total Long-Term Investments (cost $344,134,102)			371,787,129
	Floating Rate Obligations – (1.5)%			(5,650,000)
	Other Assets Less Liabilities – 2.2% (6)			8,139,778
	Net Assets – 100%			$374,276,907

Investments in Derivatives as of November 30, 2014

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (6)
Citibank N.A.	Commonwealth of Puerto Rico	Buy	25.5%	$3,030,000	5.000%	12/20/19	$733,918	$3,299
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

WI/DD	Investments, or portion of investments, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen Michigan Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.9%

	MUNICIPAL BONDS – 96.9%

	Consumer Staples – 2.9%

$3,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$2,586,510

2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	2,116,300
5,215	Total Consumer Staples			4,702,810

	Education and Civic Organizations – 5.6%

1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,690,574

350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	408,979

830	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB–	884,996

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB–	1,049,990

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	586,860

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	1,116,590

3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,439,470
8,160	Total Education and Civic Organizations			9,177,459

	Health Care – 14.8%

1,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	1,096,840

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA	480,528

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,367,437
365	5.000%, 1/15/42	1/22 at 100.00	AA	394,368

3,000	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Crittenton Hospital Medical Center, Series 2012A, 5.000%, 6/01/39	No Opt. Call	BBB+	3,117,900

	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A	1,913,269
1,250	5.000%, 11/01/42	11/22 at 100.00	A	1,335,900

2,305	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	Aa2	2,520,471

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	3,662,571

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA	$1,130,970

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – NPFG Insured	5/15 at 100.00	AA–	2,017,460

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	2,150,760

1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	1,809,563
22,065	Total Health Care			23,998,037

	Housing/Multifamily – 0.7%

1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	1,218,612

	Tax Obligation/General – 30.3%

690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa2	801,401

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	Aa2	736,006

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	879,488

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA	1,607,918

1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA–	1,714,919

2,660	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	2,838,938

370	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – FGIC Insured	No Opt. Call	AA+	414,056

4,000	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA	4,348,840

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	52,506

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,191,705

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,762,201

1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,222,423

840	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	AA	903,118

410	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/20	No Opt. Call	A+	467,802

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,233,296

Nuveen Investments	49

Nuveen Michigan Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	$1,191,600

350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	401,744

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	540,855
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,294,632

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	AA–	1,396,742

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	969,390
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	AA–	968,133

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,263,042

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured	8/17 at 100.00	Aaa	4,384,000

2,715	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/36 – AGM Insured	5/17 at 100.00	AA	2,806,278

600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	712,884

1,915	South Haven Public Schools, Van Buren Couty, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,131,663

150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA	172,118

500	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	537,570

955	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB–	1,003,237

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	AA–	3,157,708

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	AA–	6,057,079
45,665	Total Tax Obligation/General			49,163,292

	Tax Obligation/Limited – 13.1%

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA–	3,689,672
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	AA–	2,941,414

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
825	5.000%, 10/01/19	No Opt. Call	AA–	958,287
3,570	5.000%, 10/01/39	10/24 at 100.00	AA–	3,969,983

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
$3,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	$1,707,390
1,500	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	786,150
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	AA–	4,203,065

	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,162,429
700	5.000%, 11/15/36	11/21 at 100.00	AA+	791,805

1,000	Taylor Brownfield Redevelopment Authority, Wayne County, Michigan, Tax Increment Bonds, Series 2005A, 5.000%, 5/01/34 – NPFG Insured	5/15 at 100.00	AA–	1,000,740
22,850	Total Tax Obligation/Limited			21,210,935

	Transportation – 2.8%

50	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA	53,660

	Wayne County Airport Authority, Michigan, Airport Revenue Bonds, Detroit Metro Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	No Opt. Call	A	2,192,580
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,108,760

1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,160,720
4,050	Total Transportation			4,515,720

	U.S. Guaranteed – 7.4% (4)

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA+ (4)	4,115,040

4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	3,315,400

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,022,580

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,400	5.000%, 5/15/26 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	1,431,276
50	5.000%, 5/15/34 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	51,117

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,527,636

500	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	Aa2 (4)	510,345
12,150	Total U.S. Guaranteed			11,973,394

	Utilities – 7.0%

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	AA–	194,037
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–	2,332,158

525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	No Opt. Call	AA–	592,216

Nuveen Investments	51

Nuveen Michigan Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
$800	18.404%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	$1,183,168
250	18.404%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	369,740

3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,215,100

2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	2,229,740

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,322,080
9,880	Total Utilities			11,438,239

	Water and Sewer – 12.3%

1,500	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA	1,608,990

2,140	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	2,140,642

	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B:
125	5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	128,001
75	5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	AA–	76,218

35	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	2/15 at 100.00	AA–	34,999

345	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003D. RMKTD, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	353,283

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	AA+	1,740,375
800	5.000%, 1/01/39	1/24 at 100.00	AA+	918,576

350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	AA+	404,439

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+	159,281
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+	3,819,270

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,223,660

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,649,205
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,335,180

365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA	424,940

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30	No Opt. Call	AAA	577,895

245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	2/15 at 100.00	AAA	245,967

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	$1,117,099

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	AA–	555,839

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	547,549
18,345	Total Water and Sewer			20,061,408
$149,580	Total Long-Term Investments (cost $146,399,485)			157,459,906
	Other Assets Less Liabilities – 3.1% (6)			5,011,557
	Net Assets – 100%			$162,471,463

Investments in Derivatives as of November 30, 2014

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (6)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	25.0%	$1,300,000	5.000%	12/20/19	$314,882	$1,114

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen Missouri Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.1%

	MUNICIPAL BONDS – 100.1%

	Consumer Staples – 3.2%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	5/15 at 100.00	AA–	$3,005,490

8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	10,666,344
11,840	Total Consumer Staples			13,671,834

	Education and Civic Organizations – 12.2%

3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	3,084,630

1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,292,172

1,000	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA	1,047,150

1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17	No Opt. Call	Baa2	1,301,734

1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,125,030

1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31	11/19 at 100.00	A–	1,757,600

3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,297,690

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
420	3.000%, 10/01/18	No Opt. Call	BBB–	431,206
575	3.500%, 10/01/22	No Opt. Call	BBB–	585,362
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB–	3,661,960

2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	2,522,037

3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	4,277,472

3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	3,993,512

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	1,696,905

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
2,500	6.500%, 10/01/30	10/18 at 103.00	BBB–	2,851,450
1,300	6.500%, 10/01/35	10/18 at 103.00	BBB–	1,472,094

3,475	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	3,868,613

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	$7,506,114

2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	2,629,488

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A+	2,820,225

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	974,880
47,610	Total Education and Civic Organizations			52,197,324

	Health Care – 24.0%

2,005	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	2,190,783

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23	6/19 at 100.00	AA–	280,605
200	5.125%, 6/01/24	6/19 at 100.00	AA–	223,488
500	5.500%, 6/01/29	6/19 at 100.00	AA–	561,420
4,170	5.750%, 6/01/39	6/19 at 100.00	AA–	4,662,310

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
690	3.375%, 6/01/28	6/22 at 100.00	AA–	688,882
4,000	5.000%, 6/01/33	6/22 at 100.00	AA–	4,401,480

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	BBB–	1,520,232
3,030	5.000%, 6/01/36	6/17 at 100.00	BBB–	3,080,631

	Cass County, Missouri, Hospital Revenue Bonds, Series 2007:
2,500	5.500%, 5/01/27	11/16 at 100.00	BBB–	2,554,000
6,020	5.625%, 5/01/38	11/16 at 100.00	BBB–	6,128,842

1,090	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	1,121,468

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,262,675
4,995	5.000%, 12/01/37	12/17 at 100.00	N/R	5,038,656

	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB–	1,192,710
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB–	1,067,180

1,935	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	1,967,585

	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004:
2,000	5.500%, 2/15/24	2/15 at 102.00	BBB+	2,050,480
1,250	5.500%, 2/15/29	2/15 at 102.00	BBB+	1,280,588

800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	872,744

Nuveen Investments	55

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,810	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	$3,119,100

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31	6/24 at 100.00	AA–	2,291,360

1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,135,500

2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	2,343,989

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,335	5.000%, 11/15/44	11/23 at 100.00	A2	1,457,833
2,955	5.000%, 11/15/48	11/23 at 100.00	A2	3,226,890

3,035	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	3,292,641

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,239,940

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Luke’s Health System, Series 2010A:
555	5.250%, 11/15/25	11/20 at 100.00	A+	642,612
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,789,301
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,075,640

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2003B, 5.500%, 11/15/32 – AGM Insured	11/18 at 100.00	AA	2,217,900

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,021,860

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,825	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,736,816
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	2,501,242
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	3,230,747

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36	6/18 at 100.00	AA–	1,063,210

	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA–	1,662,915
3,040	5.000%, 6/01/34	6/20 at 100.00	AA–	3,337,677

7,275	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	7,956,959

1,000	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2005, 5.625%, 12/01/35	12/15 at 100.00	BBB–	1,017,040

4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	5,296,479

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
$1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	$1,339,813
2,345	5.000%, 11/15/27	11/16 at 100.00	N/R	2,356,467
2,600	5.000%, 11/15/35	11/16 at 100.00	N/R	2,573,298
98,400	Total Health Care			103,073,988

	Housing/Multifamily – 0.6%

1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	1,386,221

1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,066,450
2,290	Total Housing/Multifamily			2,452,671

	Housing/Single Family – 0.2%

200	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006B, 4.800%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	AA+	201,388

105	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006C-1, 5.000%, 9/01/37 (Alternative Minimum Tax)	9/15 at 100.00	AA+	105,751

395	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	403,153

145	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	148,241

75	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	77,339
920	Total Housing/Single Family			935,872

	Industrials – 0.4%

	Kennett Industrial Development Authority, Missouri, Revenue Bonds, Manac Trailers USA Inc Project, Series 2007:
1,500	4.250%, 3/01/22 (Alternative Minimum Tax)	3/15 at 100.00	Baa3	1,361,235
500	4.250%, 3/01/24 (Alternative Minimum Tax)	3/15 at 100.00	Baa3	442,440
2,000	Total Industrials			1,803,675

	Long-Term Care – 8.3%

750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	5/18 at 100.00	N/R	747,728

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
630	5.500%, 5/15/17	No Opt. Call	BBB–	669,444
2,000	5.750%, 5/15/31	5/17 at 100.00	BBB–	2,065,180

2,950	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	5/15 at 100.00	N/R	2,950,295

Nuveen Investments	57

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
$1,500	5.125%, 8/15/26	8/17 at 100.00	BBB–	$1,552,860
2,525	5.125%, 8/15/32	8/17 at 100.00	BBB–	2,589,691
2,000	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	No Opt. Call	BBB–	2,037,940

1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	1,769,511

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,140,589
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB+	3,051,290

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB+	1,597,560

2,100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	2/15 at 100.00	BBB+	2,106,027

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A:
365	4.875%, 2/01/18	2/17 at 100.00	BBB+	390,911
2,000	4.875%, 2/01/37	2/17 at 100.00	BBB+	2,033,500

840	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	860,009

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	No Opt. Call	A–	593,571
1,690	5.000%, 9/01/42	9/22 at 100.00	A–	1,784,353

2,570	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	2,821,320

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
700	5.375%, 9/01/21	9/17 at 100.00	BBB–	730,373
4,100	5.500%, 9/01/28	9/17 at 100.00	BBB–	4,229,642
34,170	Total Long-Term Care			35,721,794

	Tax Obligation/General – 10.8%

1,000	Belton School District 124, Cass County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2012, 4.000%, 3/01/28 – NPFG Insured	3/20 at 100.00	AA+	1,052,840

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	AA–	1,250,626
1,245	5.000%, 3/01/30	3/21 at 100.00	AA–	1,384,179
1,010	4.750%, 3/01/31	3/21 at 100.00	AA–	1,114,070

850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA–	919,411

	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012:
1,670	4.000%, 3/01/27 – AGM Insured	3/22 at 100.00	A+	1,773,306
2,000	4.375%, 3/01/32	3/22 at 100.00	A+	2,139,680

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 3/01/33	3/22 at 100.00	AA–	$1,131,970

2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,311,960

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,520,561

1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,173,390

2,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA	2,234,380

500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA	564,715

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,098,600

	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A:
1,025	4.000%, 2/01/25	2/22 at 100.00	AA	1,128,853
5,000	4.500%, 2/01/26	No Opt. Call	AA	5,691,950

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA	2,107,020

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,015	5.250%, 3/01/25 – AGM Insured	3/17 at 100.00	AA	1,110,786
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA	1,164,941
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA	677,531

1,250	Nixa Reorganized School District R 02, Christian County, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	1,325,038

500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	534,090

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,381,682

595	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	602,295

1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA–	1,151,420

200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA–	220,352

1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,360,008

2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25	4/21 at 100.00	AA+	2,665,325

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,162,360
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,159,960

Nuveen Investments	59

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$5,000	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	$3,017,400
43,930	Total Tax Obligation/General			46,130,699

	Tax Obligation/Limited – 19.3%

	Belton, Missouri, Certificates of Participation, Series 2007:
600	4.375%, 3/01/19 – NPFG Insured	3/17 at 100.00	A3	628,932
250	4.500%, 3/01/22 – NPFG Insured	3/17 at 100.00	A3	258,565

375	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A+	411,863

4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,638,293

	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005:
1,290	5.250%, 3/01/21 – NPFG Insured	3/16 at 100.00	AA–	1,366,046
1,000	5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	AA–	1,057,650

1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,116,311

365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	388,075

500	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	516,805

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,440,894

530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	578,961

1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	2,005,345

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	4,018,630
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,650,984

	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
340	4.375%, 11/01/17	2/15 at 100.00	A+	340,755
715	4.500%, 11/01/22	2/15 at 100.00	A+	715,922

	Hazelwood School District, St Louis County, Missouri, Certificates of Participation, Energy Improvements Project, Series 2006:
515	4.500%, 3/01/17	3/16 at 100.00	A+	536,125
445	4.500%, 3/01/18	3/16 at 100.00	A+	461,567

1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB+	2,071,577

	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BBB+	859,114
885	5.000%, 3/01/38	3/23 at 100.00	BBB+	926,684

1,000	Jackson County, Missouri, Special Obligation Bonds, Truman Sports Complex Project, Refunding Series 2014A, 5.000%, 12/01/31	12/24 at 100.00	Aa3	1,164,750

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	$1,023,355

1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,251,060

2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	1,290,320

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	2,578,833

1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	1,954,138

1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA–	1,160,177

2,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28 (4)	4/16 at 100.00	N/R	1,100,040

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	5,010,725

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2007E, 5.125%, 4/01/25	4/17 at 100.00	A–	1,042,540

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.000%, 3/01/25	3/18 at 100.00	A–	1,093,160

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	AA–	1,141,280

245	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/15 at 100.00	AA–	246,061

1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,035,250

3,955	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	2/15 at 100.00	N/R	3,956,859

1,000	Pevely, Missouri, Neighborhood Improvement District Bonds, Southern Heights Project, Series 2004, 5.250%, 3/01/24 – RAAI Insured	2/15 at 100.00	N/R	1,001,900

570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	No Opt. Call	BBB	585,470

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
15,780	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,842,609
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	1,509,300

540	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	568,193

1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,047,520

1,700	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	1,743,554

	Saint Joseph Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Sewerage System Improvements Project, Series 2007:
500	4.750%, 4/01/20	4/17 at 100.00	AA–	538,545
390	4.750%, 4/01/21	4/17 at 100.00	AA–	420,065

Nuveen Investments	61

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44	7/24 at 100.00	N/R	$253,263

1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,981,819

3,225	Saint Louis Industrial Development Authority, Missouri, Compound Interest Leasehold Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	A	3,187,364

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	652,750
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	612,320
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	578,190
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	551,440

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	2/15 at 100.00	Aa3	1,952,605

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	2/15 at 100.00	N/R	660,244
1,600	5.500%, 11/01/27	2/15 at 100.00	N/R	1,600,640

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	2/15 at 100.00	N/R	1,801,944

1,595	Texas County, Missouri, Certificates of Participation, Justice Center Project, Series 2006, 4.500%, 12/01/25 – AGC Insured	12/16 at 100.00	AA	1,707,543

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	1,076,100
102,315	Total Tax Obligation/Limited			82,911,024

	Transportation – 3.2%

665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	755,340

3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	3,723,545

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A–	2,354,240

3,210	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,705,399

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
1,035	5.000%, 7/01/20 – AGM Insured	7/17 at 100.00	AA	1,135,085
2,000	5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA	2,186,420
12,410	Total Transportation			13,860,029

	U.S. Guaranteed – 7.8% (5)

4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	4,499,955

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (5)	$1,752,945

	Columbia, Misouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
400	5.000%, 10/01/21 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (5)	449,268
500	5.125%, 10/01/30 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (5)	563,340

1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (5)	1,126,170

3,000	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 5.000%, 12/01/28 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (5)	3,275,430

1,025	Kansas City Metropolitan Junior College District Certificates of Participation, Missouri, Series 2008, 4.500%, 7/01/21 (Pre-refunded 7/01/17)	7/17 at 100.00	Aa2 (5)	1,128,617

810	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18 (ETM)	No Opt. Call	N/R (5)	878,170

4,000	Kansas City, Missouri, Special Facility Revenue Bonds, MCI Overhaul Base Project, Series 2005G, 4.750%, 9/01/28 (Pre-refunded 9/01/15) (Alternative Minimum Tax)	9/15 at 100.00	AA– (5)	4,138,520

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	975,430
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,576,278
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	2,025,533

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project Series 2006A, 5.000%, 1/01/28 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	A2 (5)	1,050,340

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006:
405	5.000%, 1/01/17 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (5)	425,797
4,720	5.000%, 1/01/34 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (5)	4,962,372

2,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	A (5)	2,217,198

2,055	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/15 at 100.00	N/R (5)	2,487,393
32,270	Total U.S. Guaranteed			33,532,756

	Utilities – 5.2%

425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	473,127

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (6)	12/16 at 100.00	AA+	3,044,818

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,800,412
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	2,016,635

2,025	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39	1/16 at 100.00	A2	2,270,066

Nuveen Investments	63

Nuveen Missouri Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
$2,885	5.000%, 1/01/32 (WI/DD, Settling 12/10/14)	1/25 at 100.00	A–	$3,288,352
1,250	5.000%, 1/01/34 (WI/DD, Settling 12/10/14)	1/25 at 100.00	A–	1,416,750

1,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	1,560,360

	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32	1/21 at 100.00	A2	2,429,702
2,000	5.000%, 1/01/37	1/21 at 100.00	A2	2,191,380
20,305	Total Utilities			22,491,602

	Water and Sewer – 4.9%

725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	740,145

3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,073,080

1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,519,947

745	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010, 4.125%, 12/01/24	12/17 at 100.00	A+	806,008

2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,247,820

500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	562,805

1,500	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Refunding Series 2009, 6.750%, 6/15/35	6/16 at 100.00	A–	1,566,990

500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2008A, 5.750%, 5/01/38	5/17 at 100.00	AAA	551,955

4,665	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	5,286,751

470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	2/15 at 100.00	Aaa	471,885

50	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	1/16 at 100.00	Aaa	52,285

1,000	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	1,160,909

65	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control Revenue Bonds, State Revolving Fund Program – Multi-Participants, Series 1998B, 5.250%, 1/01/15	12/14 at 100.00	Aaa	65,276

2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	2,119,638

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$590	Taney County Public Water Supply District 3, Missouri, Certificates of Participation, Refundind Series 2010, 4.500%, 7/01/25	7/15 at 101.00	A+	$600,690
19,250	Total Water and Sewer			20,826,184
$427,710	Total Long-Term Investments (cost $398,243,172)			429,609,452
	Floating Rate Obligations – (0.5)%			(2,225,000)
	Other Assets Less Liabilities – 0.4%			1,740,156
	Net Assets – 100%			$429,124,608

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	On October 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of the accrual from 7.000% to 3.150%.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	65

Nuveen Ohio Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.8%

	MUNICIPAL BONDS – 97.8%

	Consumer Staples – 3.1%

$250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	Aa1	$262,833

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
17,315	5.125%, 6/01/24	6/17 at 100.00	B–	14,743,723
1,000	5.875%, 6/01/47	6/17 at 100.00	B	820,610
18,565	Total Consumer Staples			15,827,166

	Education and Civic Organizations – 6.4%

2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,921,691

1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,163,989

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,633,680

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,045,481

400	Ohio Higher Education Facilities Commission, Revenue Bonds, College of Wooster Project, Series 2005, 5.000%, 9/01/20	9/15 at 100.00	A1	412,916

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 5.000%, 4/01/19	4/16 at 100.00	A3	1,041,060

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Mount Union College, Series 2006, 5.000%, 10/01/31	10/16 at 100.00	A3	1,028,920

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/29	12/15 at 100.00	B1	976,180

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,319,607
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,138,280

645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A	728,798

1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 1144, 17.342%, 12/01/43 (IF) (4)	12/22 at 100.00	A	1,760,650

500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A–	536,880

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	2,012,124

	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,682,346
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,819,100

500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	564,100

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	$1,119,900

1,030	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	1,090,523
29,070	Total Education and Civic Organizations			32,996,225

	Health Care – 19.2%

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
3,050	5.250%, 6/01/38	6/20 at 100.00	AA–	3,401,787
250	5.000%, 6/01/38	6/20 at 100.00	AA–	274,215

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	A–	868,020
4,140	5.500%, 11/01/40	11/20 at 100.00	A–	4,588,817

850	Butler County, Ohio, Hospital Faciliteis Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	No Opt. Call	A	944,741

1,600	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	1,708,864

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34	11/19 at 100.00	Aa2	3,282,090
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,336,600

3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2008A, 5.000%, 11/01/40	11/18 at 100.00	Aa2	3,397,353

10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	11,244,098

470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	546,723

750	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	831,795

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38	11/18 at 100.00	AA	428,524
305	5.125%, 11/15/40	11/18 at 100.00	AA	327,454

3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,861,302

2,530	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	2,659,485

930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,004,242

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	AA–	7,952,700

750	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	A+	808,320

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	2/15 at 100.00	A+	2,273,927

Nuveen Investments	67

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	$2,021,340

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	2,762,546

11,150	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	12,547,095

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
700	19.975%, 1/01/17 (IF)	No Opt. Call	Aa2	983,024
5,625	20.425%, 1/01/33 (IF)	1/19 at 100.00	Aa2	8,444,250

	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,465	5.000%, 1/15/28	1/23 at 100.00	A	1,664,767
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,965,046

	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28	12/18 at 100.00	A–	556,570
1,305	5.750%, 12/01/35	12/18 at 100.00	A–	1,454,462

800	Scioto County, Ohio, Hospital Facilities Refunding Revenue Bonds, Southern Ohio Medical Center, Series 2008, 5.750%, 2/15/38	2/18 at 100.00	A2	871,112

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,500	5.000%, 12/01/37	No Opt. Call	Baa2	3,650,045
5,500	5.000%, 12/01/42	No Opt. Call	Baa2	5,705,645
88,180	Total Health Care			99,366,959

	Housing/Multifamily – 1.7%

500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC – Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB–	540,950

860	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	5/15 at 100.00	N/R	772,005

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,916,260

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aa1	2,276,986

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,113,580
8,340	Total Housing/Multifamily			8,619,781

	Housing/Single Family – 0.1%

550	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	585,365

	Industrials – 1.9%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/15 at 100.00	BBB+	502,370

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	3,875,655

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
$1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	$1,672,886
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,887,095

1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	2,006,528
8,700	Total Industrials			9,944,534

	Long-Term Care – 1.2%

800	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2005A, 5.000%, 7/01/26	7/15 at 100.00	BBB–	804,952

1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	1,636,221

400	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	415,100

3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & Improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	3,401,706
5,785	Total Long-Term Care			6,257,979

	Tax Obligation/General – 14.9%

1,200	Adams County-Ohio Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995, 7.000%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	1,237,272

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa1	1,119,790

330	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	339,422

1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	599,995

300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement, Refunding Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	354,219

	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	AA+	636,088
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	AA+	480,362

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,103,000

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	646,330

1,100	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	AAA	1,200,133

6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	7,422,240

3,160	Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	3,487,976

400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 – NPFG Insured	12/17 at 100.00	AA+	440,968

Nuveen Investments	69

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	$1,171,020

	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	283,765
850	0.000%, 12/01/30	No Opt. Call	Aa2	457,377

1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 – AMBAC Insured	12/17 at 100.00	Aa2	1,114,440

1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38	1/22 at 100.00	AA	1,120,690

1,000	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Series 2008, 5.375%, 12/01/33	12/18 at 100.00	Aa2	1,133,290

1,095	Hilliard, Ohio, General Obligation Bonds, Various Purpose Series 2012, 5.000%, 12/01/23	12/22 at 100.00	Aa1	1,301,878

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	6/19 at 100.00	Aa2	1,978,078
1,100	5.125%, 12/01/36	6/19 at 100.00	Aa2	1,202,982

1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	698,895

755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	881,629

1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,971,778

340	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	387,450

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	1,886,236

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/18 at 100.00	A3	1,197,670

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	AA	2,637,587

665	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	696,036

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	825,420

1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA–	764,940

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,116,200

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Baa1	1,498,835

275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	302,506

1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aa1	1,816,759

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	A1	$593,939

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AA	3,912,975
500	5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	522,815
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA	1,044,800

925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	775,511

2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,407,260

3,280	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2012A, 5.000%, 9/15/23	No Opt. Call	AA+	4,048,078

1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,200,850

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A+	1,078,930

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,632,555

	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33	12/22 at 100.00	AA–	666,517
1,305	5.000%, 12/01/42	12/22 at 100.00	AA–	1,423,063

1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	1,924,314

3,435	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	4,269,327

1,300	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	AA	1,408,550

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquistion & Improvement Series 2010, 5.250%, 12/01/37	12/20 at 100.00	Aa1	870,747

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	6/19 at 100.00	Aa3	1,081,780

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA	543,355

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA	2,232,040
70,595	Total Tax Obligation/General			77,150,662

	Tax Obligation/Limited – 20.5%

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
950	5.000%, 12/01/25	12/16 at 102.00	N/R	987,934
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,200,567
650	5.000%, 12/01/35	12/16 at 102.00	N/R	663,351

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	2/15 at 100.00	Aa3	1,153,933

Nuveen Investments	71

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
$990	5.000%, 10/01/27	10/23 at 100.00	AA	$1,153,390
1,150	5.000%, 10/01/30	10/23 at 100.00	AA	1,324,041
1,205	5.000%, 10/01/31	10/23 at 100.00	AA	1,381,328

2,600	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	2/15 at 100.00	A–	2,606,396

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,556,072
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	1,824,173

	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	502,875
685	5.000%, 12/01/32	12/19 at 100.00	BBB	696,974
555	5.000%, 12/01/36	12/19 at 100.00	BBB	562,226

	Cuyahoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	Aa2	3,156,202
3,250	5.000%, 12/01/27	12/20 at 100.00	Aa2	3,727,978

1,700	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,869,881

5,615	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	5,877,052

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,447,376
2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,209,820

10,345	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/35 (WI/DD, Settling 12/01/14)	12/24 at 100.00	Aaa	11,876,370

1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AAA	2,083,248

5,800	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	6,177,986

	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A+	334,885
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A+	2,001,912
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,061,620

	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A+	1,422,275
5,375	5.000%, 12/01/31	12/21 at 100.00	A+	6,044,510

26,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	29,969,949

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
$435	0.000%, 9/01/27	No Opt. Call	Aa2	$287,344
855	0.000%, 9/01/28	No Opt. Call	Aa2	542,053
2,635	5.000%, 9/01/31	9/19 at 100.00	Aa2	2,831,228

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,185,973

1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	A1	1,276,000

400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	434,432

	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,664,124
800	5.000%, 12/01/24	12/22 at 100.00	AA+	943,272
98,455	Total Tax Obligation/Limited			106,038,750

	Transportation – 5.6%

	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29	No Opt. Call	A–	7,633,500
1,000	5.000%, 1/01/30	1/22 at 100.00	A–	1,085,280
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	3,814,596

1,000	Columbus Regional Airport Authority, Ohio, Revenue Bonds, Refunding Series 2007, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	AA–	1,072,330

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	12,332,600

2,450	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,814,903
24,900	Total Transportation			28,753,209

	U.S. Guaranteed – 8.2% (5)

3,590	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 5.000%, 12/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa3 (5)	3,678,242

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA– (5)	2,577,196

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A– (5)	1,235,506

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa2 (5)	1,048,850

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 (Pre-refunded 1/05/15) – FGIC Insured	1/15 at 100.00	AA– (5)	2,311,500
2,535	5.000%, 12/01/22 (Pre-refunded 1/05/15) – FGIC Insured	1/15 at 100.00	AA– (5)	2,547,675

930	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Improvement Series 2006A, 5.000%, 12/01/26 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	AA+ (5)	1,016,174

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 (Pre-refunded 6/01/17) – CIFG Insured	6/17 at 100.00	A+ (5)	2,771,675

Nuveen Investments	73

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

	Kings Local School District, Warren County, Ohio, General Obligation Bonds, School Improvement Series 2005:
$1,000	5.000%, 12/01/22 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aaa	$1,048,660
1,480	5.000%, 12/01/24 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aaa	1,552,017

1,190	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 (Pre-refunded 12/01/15) – AGM Insured	12/15 at 100.00	AA (5)	1,247,905

1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (5)	1,111,050

	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2005:
760	5.000%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	Baa2 (5)	775,557
1,000	5.000%, 5/01/26 (Pre-refunded 5/01/15)	5/15 at 100.00	Baa2 (5)	1,020,470

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (5)	1,931,559

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (5)	3,187,072

1,650	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (5)	1,664,289

1,195	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,248,405

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	606,723

	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B:
1,000	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,024,730
645	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	660,951

1,845	Ohio, General Obligation Bonds, Infrastructure Improvement Series 2005A, 5.000%, 9/01/16 (Pre-refunded 3/01/15)	3/15 at 100.00	AA+ (5)	1,868,284

	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II:
1,000	5.250%, 2/01/19 (Pre-refunded 2/01/15) – AGM Insured	2/15 at 100.00	AA (5)	1,008,970
1,000	5.250%, 2/01/20 (Pre-refunded 2/01/15) – AGM Insured	2/15 at 100.00	AA (5)	1,008,970

3,235	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	A– (5)	3,538,281

600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Series 2008, 5.000%, 12/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	Aa2 (5)	686,856
40,770	Total U.S. Guaranteed			42,377,567

	Utilities – 4.3%

	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
1,000	5.000%, 2/15/31	2/18 at 100.00	A1	1,096,920
5,000	5.250%, 2/15/43	2/18 at 100.00	A1	5,475,450

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	AA–	2,039,195
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	AA–	2,192,140
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	AA–	2,557,725

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38 (Mandatory put 12/01/19)	12/19 at 100.00	Baa1	$3,119,480

500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2010A, 3.375%, 7/01/33 (Mandatory put 7/01/15)	No Opt. Call	BBB–	506,540

500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	576,705

4,400	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,968,480
28,440	Total Utilities			22,532,635

	Water and Sewer – 10.7%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Improvement Bonds, Refunding Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	A3	1,478,821

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	2,029,532

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA	4,828,301

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	945,324

	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A:
1,500	5.000%, 1/01/24	1/22 at 100.00	Aa2	1,771,650
775	5.000%, 1/01/26	1/22 at 100.00	Aa2	904,286
1,000	5.000%, 1/01/27	1/22 at 100.00	Aa2	1,162,580

10,280	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	11,863,531

450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	495,797

1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	Aa3	1,944,855

	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006:
1,755	5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–	1,911,581
80	4.750%, 12/01/46 – SYNCORA GTY Insured	12/16 at 100.00	A–	84,722

5,590	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–	6,015,231

8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA+	9,697,479

3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 3A, 18.360%, 11/15/43 (IF)	5/23 at 100.00	AA+	4,766,750

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,626,329
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,705,055

Nuveen Investments	75

Nuveen Ohio Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa3	$2,352,746
48,080	Total Water and Sewer			55,584,570
$470,430	Total Long-Term Investments (cost $470,463,642)			506,035,402
	Other Assets Less Liabilities – 2.2% (6)			11,630,792
	Net Assets – 100%			$517,666,194

Investments in Derivatives as of November 30, 2014

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (6)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	25.0%	$4,180,000	5.000%	12/20/19	$1,012,467	$2,764

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

76	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.2%

	MUNICIPAL BONDS – 99.2%

	Education and Civic Organizations – 5.8%

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
$300	5.000%, 10/01/28	10/19 at 100.00	AAA	$345,366
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,145,960

1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BBB–	1,121,940

1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,370,486

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	2/15 at 100.00	BBB–	216,850

550	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42	No Opt. Call	BBB	430,386

1,060	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2006, 5.000%, 3/01/36	3/16 at 100.00	BBB–	825,231
5,460	Total Education and Civic Organizations			5,456,219

	Health Care – 16.3%

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29	2/19 at 100.00	A3	1,249,659
2,550	5.875%, 2/15/39	2/19 at 100.00	A3	2,783,121

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB–	807,488

1,230	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	1,249,569

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.165%, 4/01/17 (IF) (4)	No Opt. Call	AA–	1,322,400

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Tender Option Bond Trust 3592, 14.163%, 10/01/20 (IF) (4)	No Opt. Call	AA–	261,720

665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22	No Opt. Call	A	748,970

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	A–	1,022,880

890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	953,884

1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	1,501,227

Nuveen Investments	77

Nuveen Wisconsin Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	$1,119,000

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/19	8/16 at 100.00	A–	2,138,720
13,835	Total Health Care			15,158,638

	Housing/Multifamily – 8.9%

2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,105,600

1,500	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB–	1,569,045

1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,476,503

2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds,Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	No Opt. Call	A	2,183,880

970	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	981,815
7,850	Total Housing/Multifamily			8,316,843

	Housing/Single Family – 2.6%

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,000	4.900%, 11/01/35	5/15 at 100.00	AA	1,005,580
1,375	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,383,250
2,375	Total Housing/Single Family			2,388,830

	Long-Term Care – 9.1%

1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,047,130

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	BBB+	1,911,543

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	1,582,245

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	1,969,420

2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,022,320
8,250	Total Long-Term Care			8,532,658

	Materials – 0.4%

385	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	390,278

	Tax Obligation/General – 1.7%

	Guam Government, General Obligation Bonds, Series 2007A:
1,000	5.000%, 11/15/23	11/17 at 100.00	BB–	1,031,620
500	5.125%, 11/15/27	11/17 at 100.00	BB–	513,315
1,500	Total Tax Obligation/General			1,544,935

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 39.7%

$650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	$692,055

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,069,310
500	3.700%, 9/01/21	9/18 at 100.00	A1	526,000

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2012:
100	1.850%, 9/01/18	No Opt. Call	A1	102,092
500	2.750%, 9/01/22	9/20 at 100.00	A1	509,840

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,112,360
440	5.125%, 1/01/42	1/22 at 100.00	A	480,647

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A2	709,398

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,358,279

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	A1	279,516

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
500	4.625%, 12/01/28	12/18 at 100.00	A1	550,785
1,000	4.750%, 12/01/32	12/18 at 100.00	A1	1,093,090

	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
895	5.500%, 2/01/21	No Opt. Call	AA–	1,012,675
2,500	6.500%, 2/01/31	2/19 at 102.00	AA–	2,939,425

500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	BB	452,275

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A1	420,812
300	4.350%, 3/01/22	3/17 at 100.00	A1	312,387
280	4.500%, 3/01/24	3/17 at 100.00	A1	290,587
520	4.600%, 3/01/27	3/17 at 100.00	A1	538,346

1,935	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–	2,383,533

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R	1,266,189

1,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,395,263

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	No Opt. Call	BBB+	1,050,540

1,145	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,266,862

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
1,130	6.625%, 10/01/29	10/19 at 100.00	Baa3	1,285,951
240	6.750%, 10/01/37	10/19 at 100.00	Baa3	274,447

Nuveen Investments	79

Nuveen Wisconsin Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	2/15 at 100.00	A1	$1,002,950

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1	1,020,220

320	Winnebago County Housing Authority, Wisconsin, Housing Revenue Bonds, Group Home III Project, Series 1992A, 7.125%, 3/01/22	3/15 at 100.00	N/R	321,645

	Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Refunding Series 2013A:
785	4.000%, 12/15/25	12/22 at 100.00	Baa1	807,255
3,170	5.000%, 12/15/28	12/22 at 100.00	Baa1	3,542,155

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	3,510,808
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	1,028,554

	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A:
2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,295,644
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,062,223
35,360	Total Tax Obligation/Limited			36,964,118

	Transportation – 3.4%

1,000	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,029,220

610	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	670,488

1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,045,470

355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	388,072
2,965	Total Transportation			3,133,250

	U.S. Guaranteed – 5.6% (5)

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
900	5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,057,680
1,220	5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,494,244

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25 (Pre-refunded 8/01/16)	8/16 at 100.00	A1 (5)	1,389,120

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	A2 (5)	1,254,210
4,425	Total U.S. Guaranteed			5,195,254

	Utilities – 3.0%

1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,577,730

1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	BB+	1,204,572
2,575	Total Utilities			2,782,302

	Water and Sewer – 2.7%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,109,450

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,250	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	$1,431,588
2,250	Total Water and Sewer			2,541,038
$87,230	Total Long-Term Investments (cost $86,473,486)			92,404,363
	Other Assets Less Liabilities – 0.8%			776,864
	Net Assets – 100%			$93,181,227

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of

Assets and Liabilities	November 30, 2014 (Unaudited)

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $194,122,643, $344,134,102, $146,399,485, $398,243,172, $470,463,643 and $86,473,486 respectively)	$208,944,611	$371,787,129	$157,459,906	$429,609,452	$506,035,402	$92,404,363
Credit default swaps premiums paid	—	730,619	313,768	—	1,009,703	—
Unrealized appreciation on credit default swaps	—	3,299	1,114	—	2,764	—
Cash	—	4,228,657	1,942,920	2,016,866	4,086,949	—
Receivable for:
Interest	2,273,906	5,405,281	1,759,119	5,079,571	8,801,159	1,280,989
Investments sold	512,955	1,798,764	1,420,833	86,271	10,715,065	—
Shares sold	479,559	467,446	151,669	1,473,305	254,284	99,929
Other assets	1,355	62,068	35,059	30,598	76,676	6,465
Total assets	212,212,386	384,483,263	163,084,388	438,296,063	530,982,002	93,791,746
Liabilities
Cash overdraft	695,826	—	—	—	—	123,652
Floating rate obligations	9,420,000	5,650,000	—	2,225,000	—	—
Payable for:
Dividends	123,647	192,816	162,575	535,076	505,444	69,200
Investments purchased	—	3,500,000	—	4,668,905	11,804,162	—
Shares redeemed	631,061	482,500	262,892	1,394,796	497,655	323,477
Accrued expenses:
Management fees	84,176	153,983	68,045	180,041	212,581	38,847
Trustees fees	2,069	64,677	34,220	30,913	80,768	931
12b-1 distribution and service fees	52,784	81,710	33,037	59,471	87,863	18,416
Other	55,232	80,670	52,156	77,253	127,335	35,996
Total liabilities	11,064,795	10,206,356	612,925	9,171,455	13,315,808	610,519
Net assets	$201,147,591	$374,276,907	$162,471,463	$429,124,608	$517,666,194	$93,181,227
Class A Shares
Net assets	$130,304,025	$299,677,730	$105,532,767	$215,481,252	$282,692,958	$52,030,712
Shares outstanding	11,859,627	26,784,681	8,995,181	18,900,513	24,357,226	4,806,136
Net asset value (“NAV”) per share	$10.99	$11.19	$11.73	$11.40	$11.61	$10.83
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.47	$11.68	$12.24	$11.90	$12.12	$11.30
Class C Shares
Net assets	$2,865,625	$2,343,156	$1,348,170	$3,648,861	$3,609,816	$1,555,921
Shares outstanding	261,196	209,524	115,151	321,187	312,477	143,653
NAV and offering price per share	$10.97	$11.18	$11.71	$11.36	$11.55	$10.83
Class C2 Shares
Net assets	$46,443,278	$50,069,499	$23,981,716	$31,132,640	$62,425,176	$14,312,328
Shares outstanding	4,232,130	4,475,582	2,047,373	2,737,398	5,397,499	1,321,328
NAV and offering price per share	$10.97	$11.19	$11.71	$11.37	$11.57	$10.83
Class I Shares
Net assets	$21,534,663	$22,186,522	$31,608,810	$178,861,855	$168,938,244	$25,282,266
Shares outstanding	1,951,798	1,983,030	2,696,415	15,698,489	14,600,152	2,329,418
NAV and offering price per share	$11.03	$11.19	$11.72	$11.39	$11.57	$10.85
Net assets consist of:
Capital paid-in	$190,754,058	$354,545,825	$149,802,466	$403,498,607	$485,305,830	$90,926,220
Undistributed (Over-distribution of) net investment income	1,032,586	681,253	451,879	1,229,750	1,440,165	371,195
Accumulated net realized gain (loss)	(5,461,021)	(8,606,497)	1,155,583	(6,970,029)	(4,654,324)	(4,047,065)
Net unrealized appreciation (depreciation)	14,821,968	27,656,326	11,061,535	31,366,280	35,574,523	5,930,877
Net assets	$201,147,591	$374,276,907	$162,471,463	$429,124,608	$517,666,194	$93,181,227
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

82	Nuveen Investments

Statement of

Operations	Six Months Ended November 30, 2014 (Unaudited)

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$4,629,415	$8,492,560	$3,655,347	$9,656,775	$11,458,630	$2,043,851
Expenses
Management fees	509,327	944,991	413,878	1,079,349	1,291,077	230,012
12b-1 service fees – Class A Shares	131,190	304,167	106,764	221,358	286,066	49,811
12b-1 distribution and service fees – Class C Shares	9,213	6,683	3,650	11,503	13,933	5,977
12b-1 distribution and service fees – Class C2 Shares	180,859	193,447	91,127	118,826	237,975	55,179
Interest expense	26,501	15,328	—	2,578	—	—
Shareholder servicing agent fees and expenses	35,307	59,681	34,948	60,584	106,343	18,514
Custodian fees and expenses	17,934	30,270	15,689	37,282	44,851	9,508
Trustees fees and expenses	3,533	6,449	2,907	7,138	8,692	1,717
Professional fees	14,613	17,099	32,867	19,598	18,748	13,461
Shareholder reporting expenses	16,738	26,867	15,197	22,188	39,905	8,486
Federal and state registration fees	3,625	4,272	5,061	5,713	4,873	5,370
Other expenses	3,750	5,754	3,460	6,789	8,631	2,521
Total expenses	952,590	1,615,008	725,548	1,592,906	2,061,094	400,556
Net investment income (loss)	3,676,825	6,877,552	2,929,799	8,063,869	9,397,536	1,643,295
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,025,216	(1,042)	421,642	(1,413,993)	1,614,141	—
Swaps	—	8,550	4,111	—	13,474	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,116,586	2,253,216	1,685,201	3,749,755	3,038,536	1,245,909
Swaps	—	3,299	1,114	—	2,764	—
Net realized and unrealized gain (loss)	2,141,802	2,264,023	2,112,068	2,335,762	4,668,915	1,245,909
Net increase (decrease) in net assets from operations	$5,818,627	$9,141,575	$5,041,867	$10,399,631	$14,066,451	$2,889,204

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of

Changes in Net Assets	(Unaudited)

	Kansas		Kentucky
	Six Months Ended 11/30/14	Year Ended 5/31/14	Six Months Ended 11/30/14	Year Ended 5/31/14
Operations
Net investment income (loss)	$3,676,825	$8,000,337	$6,877,552	$14,842,567
Net realized gain (loss) from:
Investments	1,025,216	(6,410,276)	(1,042)	(5,289,277)
Swaps	—	—	8,550	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,116,586	(629,259)	2,253,216	(5,181,117)
Swaps	—	—	3,299	—
Net increase (decrease) in net assets from operations	5,818,627	960,802	9,141,575	4,372,173
Distributions to Shareholders
From net investment income:
Class A(1)	(2,411,333)	(5,110,228)	(5,469,012)	(11,805,338)
Class C(2)	(26,614)	(5,910)	(18,604)	(4,053)
Class C2(3)	(755,398)	(1,627,406)	(789,570)	(1,831,539)
Class I	(357,305)	(665,875)	(365,154)	(627,212)
From accumulated net realized gains:
Class A(1)	—	—	—	—
Class C(2)	—	—	—	—
Class C2(3)	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,550,650)	(7,409,419)	(6,642,340)	(14,268,142)
Fund Share Transactions
Proceeds from sale of shares	13,188,261	19,492,391	16,526,175	19,906,293
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,799,362	5,747,147	5,474,232	11,829,046
	15,987,623	25,239,538	22,000,407	31,735,339
Cost of shares redeemed	(15,099,568)	(70,375,954)	(29,600,434)	(107,069,891)
Net increase (decrease) in net assets from Fund share transactions	888,055	(45,136,416)	(7,600,027)	(75,334,552)
Net increase (decrease) in net assets	3,156,032	(51,585,033)	(5,100,792)	(85,230,521)
Net assets at the beginning of period	197,991,559	249,576,592	379,377,699	464,608,220
Net assets at the end of period	$201,147,591	$197,991,559	$374,276,907	$379,377,699
Undistributed (Over-distribution of) net investment income at the end of period	$1,032,586	$906,411	$681,253	$446,041

(1)	Includes distributions to shareholders of Kentucky’s Class B Shares during the fiscal year ended May 31, 2014. Class B Shares of Kentucky converted to Class A Shares at the close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

84	Nuveen Investments

	Michigan		Missouri
	Six Months Ended 11/30/14	Year Ended 5/31/14	Six Months Ended 11/30/14	Year Ended 5/31/14
Operations
Net investment income (loss)	$2,929,799	$6,820,947	$8,063,869	$17,332,656
Net realized gain (loss) from:
Investments	421,642	1,482,602	(1,413,993)	(4,911,530)
Swaps	4,111	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,685,201	(6,399,762)	3,749,755	(4,636,149)
Swaps	1,114	—	—	—
Net increase (decrease) in net assets from operations	5,041,867	1,903,787	10,399,631	7,784,977
Distributions to Shareholders
From net investment income:
Class A(1)	(2,055,696)	(4,650,286)	(4,264,335)	(9,043,327)
Class C(2)	(11,168)	(1,328)	(34,527)	(3,690)
Class C2(3)	(406,552)	(913,835)	(528,294)	(1,159,713)
Class I	(606,456)	(1,105,433)	(3,369,254)	(6,747,777)
From accumulated net realized gains:
Class A(1)	—	(212,661)	—	—
Class C(2)	—	—	—	—
Class C2(3)	—	(49,067)	—	—
Class I	—	(49,322)	—	—
Decrease in net assets from distributions to shareholders	(3,079,872)	(6,981,932)	(8,196,410)	(16,954,507)
Fund Share Transactions
Proceeds from sale of shares	9,820,830	22,439,091	36,923,944	54,335,220
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,104,294	4,829,487	5,030,275	10,158,050
	11,925,124	27,268,578	41,954,219	64,493,270
Cost of shares redeemed	(12,697,310)	(72,769,885)	(32,508,415)	(112,898,208)
Net increase (decrease) in net assets from Fund share transactions	(772,186)	(45,501,307)	9,445,804	(48,404,938)
Net increase (decrease) in net assets	1,189,809	(50,579,452)	11,649,025	(57,574,468)
Net assets at the beginning of period	161,281,654	211,861,106	417,475,583	475,050,051
Net assets at the end of period	$162,471,463	$161,281,654	$429,124,608	$417,475,583
Undistributed (Over-distribution of) net investment income at the end of period	$451,879	$601,952	$1,229,750	$1,362,291

(1)	Includes distributions to shareholders of Missouri’s Class B Shares during the fiscal year ended May 31, 2014. Class B Shares of Missouri converted to Class A Shares at the close of business on October 28, 2013 and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of Changes in Net Assets (Unaudited) (continued)

	Ohio		Wisconsin
	Six Months Ended 11/30/14	Year Ended 5/31/14	Six Months Ended 11/30/14	Year Ended 5/31/14
Operations
Net investment income (loss)	$9,397,536	$21,835,134	$1,643,295	$3,587,086
Net realized gain (loss) from:
Investments	1,614,141	(4,273,553)	—	(3,485,950)
Swaps	13,474	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	3,038,536	(10,813,011)	1,245,909	(1,858,849)
Swaps	2,764	—	—	—
Net increase (decrease) in net assets from operations	14,066,451	6,748,570	2,889,204	(1,757,713)
Distributions to Shareholders
From net investment income:
Class A(1)	(5,577,296)	(12,109,435)	(937,128)	(1,955,633)
Class C(2)	(43,109)	(6,459)	(17,628)	(1,895)
Class C2(3)	(1,060,750)	(2,466,152)	(240,116)	(554,005)
Class I	(3,329,276)	(6,779,459)	(468,418)	(950,536)
From accumulated net realized gains:
Class A(1)	—	—	—	—
Class C(2)	—	—	—	—
Class C2(3)	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(10,010,431)	(21,361,505)	(1,663,290)	(3,462,069)
Fund Share Transactions
Proceeds from sale of shares	37,768,585	66,020,153	10,540,405	15,614,994
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,801,513	14,317,138	1,245,831	2,593,371
	44,570,098	80,337,291	11,786,236	18,208,365
Cost of shares redeemed	(41,541,928)	(168,924,167)	(6,105,071)	(46,606,606)
Net increase (decrease) in net assets from Fund share transactions	3,028,170	(88,586,876)	5,681,165	(28,398,241)
Net increase (decrease) in net assets	7,084,190	(103,199,811)	6,907,079	(33,618,023)
Net assets at the beginning of period	510,582,004	613,781,815	86,274,148	119,892,171
Net assets at the end of period	$517,666,194	$510,582,004	$93,181,227	$86,274,148
Undistributed (Over-distribution of) net investment income at the end of period	$1,440,165	$2,053,060	$371,195	$391,190

(1)	Includes distributions to shareholders of Ohio’s Class B Shares during the fiscal year ended May 31, 2014. Class B Shares of Ohio converted to Class A Shares at the close of business on February 20, 2014 and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

86	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	87

Financial

Highlights (Unaudited)

Kansas

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2015(g)	$10.86	$0.21	$0.12	$0.33	$(0.20)	$—	$(0.20)	$10.99
2014	11.08	0.42	(0.25)	0.17	(0.39)	—	(0.39)	10.86
2013	11.21	0.40	(0.05)	0.35	(0.40)	(0.08)	(0.48)	11.08
2012	10.37	0.44	0.83	1.27	(0.43)	—	(0.43)	11.21
2011	10.48	0.43	(0.11)	0.32	(0.43)	—	(0.43)	10.37
2010	10.03	0.44	0.44	0.88	(0.43)	—	(0.43)	10.48
Class C (02/14)
2015(g)	10.85	0.16	0.12	0.28	(0.16)	—	(0.16)	10.97
2014(e)	10.49	0.05	0.41	0.46	(0.10)	—	(0.10)	10.85
Class C2 (02/97)(f)
2015(g)	10.85	0.18	0.11	0.29	(0.17)	—	(0.17)	10.97
2014	11.06	0.36	(0.24)	0.12	(0.33)	—	(0.33)	10.85
2013	11.20	0.34	(0.06)	0.28	(0.34)	(0.08)	(0.42)	11.06
2012	10.36	0.37	0.84	1.21	(0.37)	—	(0.37)	11.20
2011	10.48	0.37	(0.12)	0.25	(0.37)	—	(0.37)	10.36
2010	10.03	0.38	0.44	0.82	(0.37)	—	(0.37)	10.48
Class I (02/97)
2015(g)	10.91	0.22	0.11	0.33	(0.21)	—	(0.21)	11.03
2014	11.13	0.44	(0.25)	0.19	(0.41)	—	(0.41)	10.91
2013	11.26	0.42	(0.04)	0.38	(0.43)	(0.08)	(0.51)	11.13
2012	10.42	0.46	0.83	1.29	(0.45)	—	(0.45)	11.26
2011	10.53	0.45	(0.11)	0.34	(0.45)	—	(0.45)	10.42
2010	10.07	0.46	0.45	0.91	(0.45)	—	(0.45)	10.53

88	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.07%	$130,304	0.84	%*	0.81	%*	3.80	%*	6%
1.72	132,188	0.86		0.83		4.00		15
3.13	166,022	0.84		0.81		3.53		10
12.43	151,334	0.86		0.83		4.03		36
3.10	122,629	0.83		0.82		4.12		16
8.67	120,162	0.84		0.84		4.27		18

2.59	2,866	1.63	*	1.60	*	2.97	*	6
4.37	1,177	1.66	*	1.63	*	3.08	*	15

2.70	46,443	1.39	*	1.36	*	3.26	*	6
1.24	48,520	1.41		1.38		3.45		15
2.50	63,429	1.39		1.36		2.98		10
11.86	52,451	1.40		1.37		3.47		36
2.47	36,864	1.38		1.37		3.58		16
8.10	33,948	1.39		1.39		3.71		18

3.08	21,535	0.64	*	0.61	*	4.01	*	6
1.95	16,106	0.66		0.63		4.19		15
3.34	20,126	0.64		0.61		3.73		10
12.62	14,368	0.65		0.62		4.22		36
3.32	10,648	0.63		0.62		4.29		16
8.96	7,960	0.64		0.64		4.47		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

Kentucky

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV
Class A (05/87)
2015(g)	$11.11	$0.21	$0.07	$0.28	$(0.20)	$—		$(0.20)	$11.19
2014	11.30	0.42	(0.21)	0.21	(0.40)	—		(0.40)	11.11
2013	11.40	0.42	(0.09)	0.33	(0.43)	—		(0.43)	11.30
2012	10.69	0.46	0.70	1.16	(0.45)	—		(0.45)	11.40
2011	10.85	0.46	(0.18)	0.28	(0.44)	—		(0.44)	10.69
2010	10.39	0.44	0.46	0.90	(0.44)	—	**	(0.44)	10.85
Class C (02/14)
2015(g)	11.11	0.16	0.07	0.23	(0.16)	—		(0.16)	11.18
2014(e)	10.83	0.04	0.34	0.38	(0.10)	—		(0.10)	11.11
Class C2 (10/93)(f)
2015(g)	11.11	0.18	0.07	0.25	(0.17)	—		(0.17)	11.19
2014	11.30	0.36	(0.21)	0.15	(0.34)	—		(0.34)	11.11
2013	11.40	0.36	(0.09)	0.27	(0.37)	—		(0.37)	11.30
2012	10.70	0.39	0.71	1.10	(0.40)	—		(0.40)	11.40
2011	10.85	0.40	(0.16)	0.24	(0.39)	—		(0.39)	10.70
2010	10.39	0.38	0.46	0.84	(0.38)	—	**	(0.38)	10.85
Class I (02/97)
2015(g)	11.11	0.22	0.07	0.29	(0.21)	—		(0.21)	11.19
2014	11.30	0.44	(0.20)	0.24	(0.43)	—		(0.43)	11.11
2013	11.40	0.45	(0.10)	0.35	(0.45)	—		(0.45)	11.30
2012	10.70	0.48	0.70	1.18	(0.48)	—		(0.48)	11.40
2011	10.85	0.48	(0.16)	0.32	(0.47)	—		(0.47)	10.70
2010	10.39	0.47	0.45	0.92	(0.46)	—	**	(0.46)	10.85

90	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.55%	$299,678	0.79	%*	0.78	%*	3.72	%*	2%
2.14	309,200	0.80		0.79		3.87		12
2.78	370,392	0.78		0.77		3.71		11
11.10	360,084	0.80		0.80		4.12		16
2.68	334,809	0.80		0.80		4.26		7
8.81	376,621	0.81		0.81		4.15		9

2.07	2,343	1.59	*	1.58	*	2.83	*	2
3.49	814	1.60	*	1.59	*	2.83	*	12

2.27	50,069	1.34	*	1.33	*	3.18	*	2
1.66	53,886	1.35		1.34		3.32		12
2.16	72,984	1.33		1.32		3.15		11
10.44	63,378	1.35		1.35		3.56		16
2.22	51,820	1.35		1.35		3.71		7
8.20	55,515	1.36		1.36		3.59		9

2.66	22,187	0.59	*	0.58	*	3.92	*	2
2.36	15,477	0.60		0.59		4.07		12
3.00	20,609	0.58		0.57		3.90		11
11.24	15,992	0.60		0.60		4.30		16
3.01	10,967	0.60		0.60		4.46		7
9.00	7,453	0.61		0.61		4.35		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (Unaudited) (continued)

Michigan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2015(g)	$11.59	$0.21	$0.16	$0.37	$(0.23)	$—	$(0.23)	$11.73
2014	11.77	0.46	(0.17)	0.29	(0.45)	(0.02)	(0.47)	11.59
2013	11.77	0.45	— **	0.45	(0.45)	—	(0.45)	11.77
2012	11.08	0.47	0.67	1.14	(0.45)	—	(0.45)	11.77
2011	11.19	0.47	(0.12)	0.35	(0.46)	—	(0.46)	11.08
2010	10.83	0.46	0.36	0.82	(0.46)	—	(0.46)	11.19
Class C (02/14)
2015(g)	11.57	0.16	0.16	0.32	(0.18)	—	(0.18)	11.71
2014(e)	11.22	0.03	0.43	0.46	(0.11)	—	(0.11)	11.57
Class C2 (06/93)(f)
2015(g)	11.57	0.18	0.16	0.34	(0.20)	—	(0.20)	11.71
2014	11.76	0.40	(0.18)	0.22	(0.39)	(0.02)	(0.41)	11.57
2013	11.76	0.39	— **	0.39	(0.39)	—	(0.39)	11.76
2012	11.08	0.41	0.66	1.07	(0.39)	—	(0.39)	11.76
2011	11.18	0.41	(0.11)	0.30	(0.40)	—	(0.40)	11.08
2010	10.83	0.40	0.35	0.75	(0.40)	—	(0.40)	11.18
Class I (02/97)
2015(g)	11.58	0.23	0.15	0.38	(0.24)	—	(0.24)	11.72
2014	11.77	0.48	(0.18)	0.30	(0.47)	(0.02)	(0.49)	11.58
2013	11.76	0.48	— **	0.48	(0.47)	—	(0.47)	11.77
2012	11.08	0.49	0.66	1.15	(0.47)	—	(0.47)	11.76
2011	11.18	0.49	(0.11)	0.38	(0.48)	—	(0.48)	11.08
2010	10.83	0.48	0.36	0.84	(0.49)	—	(0.49)	11.18

92	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.17%	$105,533	0.85	%*	0.85	%*	3.68	%*	11%
2.70	109,053	0.84		0.84		4.11		10
3.85	149,466	0.81		0.81		3.80		15
10.48	153,467	0.84		0.84		4.12		12
3.16	148,020	0.84		0.84		4.22		6
7.73	159,191	0.85		0.85		4.18		11

2.78	1,348	1.65	*	1.65	*	2.80	*	11
4.11	388	1.64	*	1.64	*	2.96	*	10

2.91	23,982	1.40	*	1.40	*	3.13	*	11
2.05	24,872	1.40		1.40		3.57		10
3.33	32,084	1.36		1.36		3.25		15
9.81	30,129	1.38		1.38		3.58		12
2.70	29,681	1.39		1.39		3.67		6
7.05	30,655	1.40		1.40		3.63		11

3.28	31,609	0.65	*	0.65	*	3.87	*	11
2.84	26,969	0.65		0.65		4.31		10
4.15	30,311	0.61		0.61		4.00		15
10.59	23,887	0.63		0.63		4.32		12
3.46	19,397	0.64		0.64		4.42		6
7.87	19,888	0.65		0.65		4.38		11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (Unaudited) (continued)

Missouri

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2015(g)	$11.34	$0.22	$0.06	$0.28	$(0.22)	$—	$(0.22)	$11.40
2014	11.51	0.45	(0.18)	0.27	(0.44)	—	(0.44)	11.34
2013	11.50	0.45	0.01	0.46	(0.45)	—	(0.45)	11.51
2012	10.70	0.48	0.79	1.27	(0.47)	—	(0.47)	11.50
2011	10.82	0.48	(0.13)	0.35	(0.47)	—	(0.47)	10.70
2010	10.14	0.48	0.66	1.14	(0.46)	—	(0.46)	10.82
Class C (02/14)
2015(g)	11.31	0.16	0.06	0.22	(0.17)	—	(0.17)	11.36
2014(e)	10.98	0.05	0.39	0.44	(0.11)	—	(0.11)	11.31
Class C2 (02/94)(f)
2015(g)	11.31	0.18	0.07	0.25	(0.19)	—	(0.19)	11.37
2014	11.48	0.39	(0.18)	0.21	(0.38)	—	(0.38)	11.31
2013	11.48	0.38	0.01	0.39	(0.39)	—	(0.39)	11.48
2012	10.68	0.41	0.80	1.21	(0.41)	—	(0.41)	11.48
2011	10.80	0.42	(0.13)	0.29	(0.41)	—	(0.41)	10.68
2010	10.13	0.42	0.66	1.08	(0.41)	—	(0.41)	10.80
Class I (02/97)
2015(g)	11.33	0.23	0.06	0.29	(0.23)	—	(0.23)	11.39
2014	11.50	0.47	(0.18)	0.29	(0.46)	—	(0.46)	11.33
2013	11.50	0.47	— **	0.47	(0.47)	—	(0.47)	11.50
2012	10.70	0.48	0.81	1.29	(0.49)	—	(0.49)	11.50
2011	10.82	0.50	(0.13)	0.37	(0.49)	—	(0.49)	10.70
2010	10.14	0.50	0.67	1.17	(0.49)	—	(0.49)	10.82

94	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.48%	$215,481	0.79	%*	0.79	%*	3.80	%*	3%
2.53	226,753	0.80		0.80		4.09		16
4.01	248,317	0.79		0.79		3.87		9
12.08	233,521	0.83		0.83		4.28		8
3.30	187,844	0.82		0.82		4.48		6
11.49	196,974	0.83		0.83		4.52		6

2.00	3,649	1.59	*	1.59	*	2.85	*	3
3.98	847	1.59	*	1.59	*	3.07	*	16

2.22	31,133	1.34	*	1.34	*	3.25	*	3
1.97	32,308	1.35		1.35		3.54		16
3.39	37,936	1.34		1.34		3.31		9
11.50	33,690	1.38		1.38		3.73		8
2.74	26,958	1.37		1.37		3.93		6
10.83	26,957	1.38		1.38		3.97		6

2.59	178,862	0.59	*	0.59	*	3.99	*	3
2.75	157,568	0.60		0.60		4.28		16
4.14	188,399	0.59		0.59		4.07		9
12.28	187,304	0.63		0.63		4.34		8
3.52	11,115	0.62		0.62		4.67		6
11.74	9,235	0.63		0.63		4.72		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (Unaudited) (continued)

Ohio

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2015(g)	$11.51	$0.21	$0.12	$0.33	$(0.23)	$—	$(0.23)	$11.61
2014	11.72	0.47	(0.22)	0.25	(0.46)	—	(0.46)	11.51
2013	11.70	0.45	0.03	0.48	(0.46)	—	(0.46)	11.72
2012	11.01	0.49	0.67	1.16	(0.47)	—	(0.47)	11.70
2011	11.18	0.48	(0.18)	0.30	(0.47)	—	(0.47)	11.01
2010	10.77	0.48	0.39	0.87	(0.46)	—	(0.46)	11.18
Class C (02/14)
2015(g)	11.46	0.16	0.11	0.27	(0.18)	—	(0.18)	11.55
2014(e)	11.15	0.05	0.37	0.42	(0.11)	—	(0.11)	11.46
Class C2 (08/93)(f)
2015(g)	11.47	0.18	0.11	0.29	(0.19)	—	(0.19)	11.57
2014	11.67	0.40	(0.21)	0.19	(0.39)	—	(0.39)	11.47
2013	11.65	0.39	0.03	0.42	(0.40)	—	(0.40)	11.67
2012	10.97	0.42	0.67	1.09	(0.41)	—	(0.41)	11.65
2011	11.15	0.42	(0.19)	0.23	(0.41)	—	(0.41)	10.97
2010	10.74	0.42	0.39	0.81	(0.40)	—	(0.40)	11.15
Class I (02/97)
2015(g)	11.48	0.22	0.11	0.33	(0.24)	—	(0.24)	11.57
2014	11.68	0.49	(0.21)	0.28	(0.48)	—	(0.48)	11.48
2013	11.66	0.48	0.03	0.51	(0.49)	—	(0.49)	11.68
2012	10.98	0.51	0.67	1.18	(0.50)	—	(0.50)	11.66
2011	11.15	0.51	(0.19)	0.32	(0.49)	—	(0.49)	10.98
2010	10.75	0.50	0.38	0.88	(0.48)	—	(0.48)	11.15

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(h)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.85%	$282,693	0.79	%*	0.79	%*	3.67	%*	7%
2.31	290,868	0.81		0.81		4.18		16
4.16	339,849	0.79		0.79		3.83		9
10.77	317,442	0.82		0.82		4.28		13
2.75	292,694	0.82		0.82		4.40		10
8.18	330,410	0.82		0.82		4.33		10

2.38	3,610	1.59	*	1.59	*	2.82	*	7
3.79	1,648	1.59	*	1.59	*	3.11	*	16

2.57	62,425	1.34	*	1.34	*	3.12	*	7
1.80	65,008	1.36		1.36		3.63		16
3.60	83,753	1.34		1.34		3.27		9
10.13	68,344	1.37		1.37		3.73		13
2.11	60,016	1.37		1.37		3.85		10
7.62	63,181	1.37		1.37		3.78		10

2.88	168,938	0.59	*	0.59	*	3.87	*	7
2.58	153,057	0.60		0.60		4.38		16
4.38	188,571	0.59		0.59		4.03		9
10.94	168,949	0.62		0.62		4.48		13
2.98	109,802	0.62		0.62		4.60		10
8.33	115,162	0.62		0.62		4.54		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
(h)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (Unaudited) (continued)

Wisconsin

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2015(g)	$10.68	$0.20	$0.15	$0.35	$(0.20)	$—	$(0.20)	$10.83
2014	11.02	0.41	(0.35)	0.06	(0.40)	—	(0.40)	10.68
2013	11.09	0.40	(0.07)	0.33	(0.40)	—	(0.40)	11.02
2012	10.28	0.43	0.78	1.21	(0.40)	—	(0.40)	11.09
2011	10.39	0.39	(0.12)	0.27	(0.38)	—	(0.38)	10.28
2010	9.95	0.38	0.44	0.82	(0.38)	—	(0.38)	10.39
Class C (02/14)
2015(g)	10.69	0.16	0.14	0.30	(0.16)	—	(0.16)	10.83
2014(e)	10.27	0.04	0.48	0.52	(0.10)	—	(0.10)	10.69
Class C2 (02/97)(f)
2015(g)	10.69	0.17	0.15	0.32	(0.18)	—	(0.18)	10.83
2014	11.03	0.36	(0.36)	—	(0.34)	—	(0.34)	10.69
2013	11.10	0.34	(0.07)	0.27	(0.34)	—	(0.34)	11.03
2012	10.30	0.36	0.78	1.14	(0.34)	—	(0.34)	11.10
2011	10.41	0.33	(0.11)	0.22	(0.33)	—	(0.33)	10.30
2010	9.96	0.33	0.45	0.78	(0.33)	—	(0.33)	10.41
Class I (02/97)
2015(g)	10.71	0.21	0.14	0.35	(0.21)	—	(0.21)	10.85
2014	11.05	0.44	(0.36)	0.08	(0.42)	—	(0.42)	10.71
2013	11.12	0.43	(0.08)	0.35	(0.42)	—	(0.42)	11.05
2012	10.31	0.44	0.79	1.23	(0.42)	—	(0.42)	11.12
2011	10.42	0.42	(0.12)	0.30	(0.41)	—	(0.41)	10.31
2010	9.97	0.40	0.46	0.86	(0.41)	—	(0.41)	10.42

98	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.33%	$52,031	0.85	%*	0.85	%*	3.73	%*	2%
0.76	49,057	0.89		0.89		4.02		14
2.94	62,029	0.84		0.84		3.60		9
11.96	51,124	0.87		0.87		3.94		19
2.71	45,101	0.87		0.87		3.81		14
8.42	50,270	0.90		0.90		3.75		6

2.83	1,556	1.64	*	1.64	*	2.90	*	2
5.07	656	1.68	*	1.68	*	2.70	*	14

2.97	14,312	1.40	*	1.40	*	3.18	*	2
0.21	15,196	1.44		1.44		3.48		14
2.39	20,924	1.39		1.39		3.04		9
11.27	12,542	1.41		1.41		3.38		19
2.17	9,105	1.42		1.42		3.26		14
7.94	9,329	1.45		1.45		3.19		6

3.34	25,282	0.65	*	0.65	*	3.92	*	2
0.99	21,365	0.68		0.68		4.21		14
3.15	36,939	0.65		0.65		3.81		9
12.16	32,782	0.66		0.66		4.13		19
2.92	18,236	0.67		0.67		4.14		14
8.73	2,605	0.70		0.70		3.94		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed Class C2 Shares on February 10, 2014.
(g)	For the six months ended November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Multistate Trust IV (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by its respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

100	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of November 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Outstanding when-issued/delayed delivery purchase commitments	$—	$3,500,000	$—	$4,668,905	$11,804,162	$—

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs

102	Nuveen Investments

reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$208,944,611	$—	$208,944,611

Kentucky
Long-Term Investments*:
Municipal Bonds	$—	$371,787,129	$—	$371,787,129
Investments in Derivatives:
Credit Default Swaps**	—	3,299	—	3,299
Total	$—	$371,790,428	$—	$371,790,428

Michigan
Long-Term Investments*:
Municipal Bonds	$—	$157,459,906	$—	$157,459,906
Investments in Derivatives:
Credit Default Swaps**	—	1,114	—	1,114
Total	$—	$157,461,020	$—	$157,461,020

Missouri
Long-Term Investments*:
Municipal Bonds	$—	$429,609,452	$—	$429,609,452

Ohio
Long-Term Investments*:
Municipal Bonds	$—	$506,035,402	$—	$506,035,402
Investments in Derivatives:
Credit Default Swaps**	—	2,764	—	2,764
Total	$—	$506,038,166	$—	$506,038,166

Wisconsin
Long-Term Investments*:
Municipal Bonds	$—	$92,404,363	$—	$92,404,363
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	103

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

104	Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2014, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$9,420,000	$5,650,000	$—	$2,225,000	$—	$—
Average annual interest rate and fees	0.56%	0.54%	—%	0.23%	—%	—%

As of November 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited inverse floaters	$9,420,000	$5,650,000	$—	$2,225,000	$—	$—
Floating rate obligations: externally-deposited inverse floaters	5,250,000	22,500,000	3,150,000	—	32,100,000	3,750,000
Total	$14,670,000	$28,150,000	$3,150,000	$2,225,000	$32,100,000	$3,750,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of November 30, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts	$5,250,000	$15,000,000	$3,150,000	$—	$13,125,000	$3,750,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and, for over-the-counter swaps, is recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities. This interest fee is recorded as a realized loss upon payment. Credit default swap contracts are valued daily.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee

Nuveen Investments	105

Notes to Financial Statements (Unaudited) (continued)

based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended November 30, 2014, Kentucky, Michigan and Ohio managed credit risk by investing in credit default swaps to purchase credit protection.

The average notional amount of credit default swap contracts outstanding during the six months ended November 30, 2014, was as follows:

	Kentucky	Michigan	Ohio
Average notional amount of credit default swap contracts outstanding*	$1,010,000	$433,333	$1,393,333
*	The average notional amount is calculated based on the outstanding notional the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Kentucky
Credit	Swaps	Unrealized appreciation on credit default swaps**	$3,299	—	$—
Michigan
Credit	Swaps	Unrealized appreciation on credit default swaps**	$1,114	—	$—
Ohio
Credit	Swaps	Unrealized appreciation on credit default swaps**	$2,764	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Kentucky	Citibank N.A.	$3,299	$—	$—	$3,299	$—	$3,299
Michigan	Goldman Sachs	$1,114	$—	$—	$1,114	$—	$1,114
Ohio	Goldman Sachs	$2,764	$—	$—	$2,764	$—	$2,764
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

106	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Kentucky	Credit	Swaps	$8,550	$3,299
Michigan	Credit	Swaps	$4,111	$1,114
Ohio	Credit	Swaps	$13,474	$2,764

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 11/30/14		Year Ended 5/31/14
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	501,270	$5,465,208	939,239	$9,898,414
Class C	152,128	1,660,424	108,045	1,145,606
Class C2	33,859	367,677	317,111	3,313,077
Class I	519,511	5,694,952	484,255	5,135,294
Shares issued to shareholders due to reinvestment of distributions:
Class A	180,122	1,967,300	390,601	4,096,341
Class C	2,237	24,433	488	5,235
Class C2	55,531	605,796	122,392	1,281,911
Class I	18,382	201,833	34,543	363,660
	1,463,040	15,987,623	2,396,674	25,239,538
Shares redeemed:
Class A	(991,105)	(10,800,128)	(4,144,768)	(43,723,654)
Class C	(1,673)	(18,129)	(29)	(315)
Class C2	(329,343)	(3,594,528)	(1,700,002)	(17,761,711)
Class I	(62,644)	(686,783)	(850,901)	(8,890,274)
	(1,384,765)	(15,099,568)	(6,695,700)	(70,375,954)
Net increase (decrease)	78,275	$888,055	(4,299,026)	$(45,136,416)

Nuveen Investments	107

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/14		Year Ended 5/31/14
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	601,251	$6,700,281	1,060,852	$11,434,756
Class A – automatic conversion of Class B Shares	—	—	30,733	329,407
Class B – exchanges	—	—	28	301
Class C	135,886	1,516,303	73,048	795,972
Class C2	8,323	92,760	205,588	2,216,611
Class I	737,725	8,216,831	477,087	5,129,246
Shares issued to shareholders due to reinvestment of distributions:
Class A	409,558	4,572,960	927,501	10,003,818
Class B	—	—	373	4,001
Class C	1,446	16,150	325	3,571
Class C2	58,268	650,374	138,724	1,496,218
Class I	21,002	234,748	29,787	321,438
	1,973,459	22,000,407	2,944,046	31,735,339
Shares redeemed:
Class A	(2,047,602)	(22,821,968)	(6,978,185)	(75,334,822)
Class B	—	—	(24,744)	(266,517)
Class B – automatic conversion to Class A Shares	—	—	(30,705)	(329,407)
Class C	(1,076)	(12,010)	(105)	(1,157)
Class C2	(439,870)	(4,890,748)	(1,955,587)	(21,046,628)
Class I	(168,314)	(1,875,708)	(938,011)	(10,091,360)
	(2,656,862)	(29,600,434)	(9,927,337)	(107,069,891)
Net increase (decrease)	(683,403)	$(7,600,027)	(6,983,291)	$(75,334,552)

	Six Months Ended 11/30/14		Year Ended 5/31/14
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	244,176	$2,839,739	1,359,650	$15,426,687
Class C	81,608	951,573	33,481	383,198
Class C2	16,613	193,999	117,725	1,308,163
Class I	501,961	5,835,519	474,548	5,321,043
Shares issued to shareholders due to reinvestment of distributions:
Class A	122,165	1,426,227	311,728	3,490,115
Class C	798	9,312	84	966
Class C2	19,211	223,961	46,875	524,105
Class I	38,109	444,794	72,764	814,301
	1,024,641	11,925,124	2,416,855	27,268,578
Shares redeemed:
Class A	(780,894)	(9,080,673)	(4,957,261)	(55,628,547)
Class C	(782)	(9,161)	(38)	(441)
Class C2	(137,534)	(1,595,352)	(744,566)	(8,312,002)
Class I	(172,494)	(2,012,124)	(794,583)	(8,828,895)
	(1,091,704)	(12,697,310)	(6,496,448)	(72,769,885)
Net increase (decrease)	(67,063)	$(772,186)	(4,079,593)	$(45,501,307)

108	Nuveen Investments

	Six Months Ended 11/30/14		Year Ended 5/31/14
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	590,684	$6,688,366	2,197,180	$24,025,849
Class A – automatic conversion of Class B Shares	—	—	26,783	291,932
Class B – exchanges	—	—	26	285
Class C	249,067	2,814,587	74,940	833,909
Class C2	33,009	372,194	286,088	3,113,786
Class I	2,382,948	27,048,797	2,365,960	26,069,459
Shares issued to shareholders due to reinvestment of distributions:
Class A	316,894	3,597,440	681,060	7,474,470
Class B	—	—	325	3,537
Class C	2,536	28,749	291	3,267
Class C2	35,418	401,090	78,574	860,322
Class I	88,364	1,002,996	165,619	1,816,454
	3,698,920	41,954,219	5,876,846	64,493,270
Shares redeemed:
Class A	(2,003,621)	(22,699,879)	(4,490,053)	(49,088,779)
Class B	—	—	(8,067)	(87,083)
Class B – automatic conversion to Class A Shares	—	—	(26,734)	(291,932)
Class C	(5,329)	(60,343)	(318)	(3,554)
Class C2	(186,735)	(2,110,157)	(813,335)	(8,890,960)
Class I	(674,044)	(7,638,036)	(5,007,763)	(54,535,900)
	(2,869,729)	(32,508,415)	(10,346,270)	(112,898,208)
Net increase (decrease)	829,191	$9,445,804	(4,469,424)	$(48,404,938)

	Six Months Ended 11/30/14		Year Ended 5/31/14
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,114,818	$12,840,652	3,965,505	$44,306,775
Class A – automatic conversion of Class B Shares	—	—	50,160	562,082
Class B – exchanges	—	—	64	703
Class C	167,061	1,914,240	146,215	1,654,627
Class C2	16,339	188,058	410,663	4,545,422
Class I	1,985,394	22,825,635	1,348,924	14,950,544
Shares issued to shareholders due to reinvestment of distributions:
Class A	355,590	4,106,795	797,043	8,880,056
Class B	—	—	2,122	23,357
Class C	2,892	33,282	412	4,696
Class C2	63,264	728,164	152,609	1,693,380
Class I	167,806	1,933,272	334,458	3,715,649
	3,873,164	44,570,098	7,208,175	80,337,291
Shares redeemed:
Class A	(2,373,517)	(27,355,800)	(8,555,058)	(94,780,640)
Class B	—	—	(89,635)	(988,940)
Class B – automatic conversion to Class A Shares	—	—	(50,295)	(562,082)
Class C	(1,269)	(14,596)	(2,834)	(32,243)
Class C2	(347,705)	(3,992,788)	(2,072,634)	(22,894,120)
Class I	(884,172)	(10,178,744)	(4,493,982)	(49,666,142)
	(3,606,663)	(41,541,928)	(15,264,438)	(168,924,167)
Net increase (decrease)	266,501	$3,028,170	(8,056,263)	$(88,586,876)

Nuveen Investments	109

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/14		Year Ended 5/31/14
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	443,126	$4,758,163	574,468	$5,938,441
Class C	81,228	870,254	61,282	643,775
Class C2	2,922	31,859	86,348	899,574
Class I	455,420	4,880,129	776,912	8,133,204
Shares issued to shareholders due to reinvestment of distributions:
Class A	81,339	874,511	175,832	1,808,409
Class C	1,601	17,238	156	1,656
Class C2	19,614	210,918	46,290	476,396
Class I	13,279	143,164	29,763	306,910
	1,098,529	11,786,236	1,751,051	18,208,365
Shares redeemed:
Class A	(311,676)	(3,337,547)	(1,787,153)	(18,255,428)
Class C	(571)	(6,147)	(43)	(451)
Class C2	(122,924)	(1,317,946)	(608,645)	(6,241,038)
Class I	(134,542)	(1,443,431)	(2,154,953)	(22,109,689)
	(569,713)	(6,105,071)	(4,550,794)	(46,606,606)
Net increase (decrease)	528,816	$5,681,165	(2,799,743)	$(28,398,241)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the six months ended November 30, 2014, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$17,007,300	$7,506,571	$16,929,888	$22,955,343	$33,063,010	$8,648,932
Sales and maturities	12,456,420	11,790,481	18,199,624	11,802,844	37,962,547	2,000,000

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$184,258,951	$338,393,375	$146,184,854	$395,041,403	$471,128,077	$86,272,741
Gross unrealized:
Appreciation	$15,287,438	$27,819,833	$11,582,763	$34,261,822	$36,110,230	$6,621,855
Depreciation	(21,424)	(75,805)	(307,711)	(1,918,937)	(1,202,905)	(490,233)
Net unrealized appreciation (depreciation) of investments	$15,266,014	$27,744,028	$11,275,052	$32,342,885	$34,907,325	$6,131,622

110	Nuveen Investments

Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2014, the Funds’ last tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$(7)	$—	$—	$(5)	$166	$—
Undistributed (Over-distribution of) net investment income	(13,140)	(16,076)	(6,763)	(28,202)	(102,883)	(14,881)
Accumulated net realized gain (loss)	13,147	16,076	6,763	28,207	102,717	14,881

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2014, the Funds’ last tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$1,057,806	$1,539,557	$909,461	$1,839,402	$3,363,049	$486,236
Undistributed net ordinary income[2]	13,888	—	6,967	23,365	47,834	13,918
Undistributed net long-term capital gains	—	—	730,036	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2014 through May 31, 2014, and paid on June 2, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2014 was designated for purposes of the dividends paid deduction as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$7,476,513	$14,481,803	$6,806,977	$17,128,858	$21,630,756	$3,539,588
Distributions from net ordinary income[2]	27,386	5,142	13,885	—	32,338	2,512
Distributions from net long-term capital gains	—	—	311,050	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2014, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Kansas	Kentucky	Missouri[3]	Ohio[3]	Wisconsin
Expiration:
May 31, 2016	$—	$—	$—	$224,658	$—
May 31, 2017	—	—	9,357	204,682	—
May 31, 2018	—	3,377,319	663,355	30,607	40,757
May 31, 2019	—	—	—	1,552,586	—
Not subject to expiration	4,391,458	3,225,239	3,212,313	2,917,052	3,185,605
Total	$4,391,458	$6,602,558	$3,885,025	$4,929,585	$3,226,362
[3]	A portion of Missouri’s and Ohio’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Funds’ last tax year ended May 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Michigan
Utilized capital loss carryforwards	$448,279

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Kansas	Kentucky	Missouri	Ohio	Wisconsin
Post-October capital losses[4]	$2,172,285	$2,047,962	$1,671,010	$350,076	$820,701
Late-year ordinary losses[5]	—	—	—	—	—
[4]	Capital losses incurred from November 1, 2013 through May 31, 2014, the Funds’ last tax year end.
[5]	Ordinary losses incurred from January 1, 2014 through May 31, 2014 and specified losses incurred from November 1, 2013 through May 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	111

Notes to Financial Statements (Unaudited) (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.3500%
For the next $125 million	0.3375
For the next $250 million	0.3250
For the next $500 million	0.3125
For the next $1 billion	0.3000
For the next $3 billion	0.2750
For net assets over $5 billion	0.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Kansas	0.1639%
Kentucky	0.1639
Michigan	0.1639
Missouri	0.1756
Ohio	0.1679
Wisconsin	0.1639

The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Ohio do not exceed 0.750% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$113,284	$127,126	$29,782	$112,499	$167,331	$88,473
Paid to financial intermediaries	95,920	108,044	25,872	96,499	146,042	78,611

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

112	Nuveen Investments

During the six months ended November 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	$19,085	$15,425	$7,960	$32,406	$55,854	$26,575

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	$15,206	$10,564	$8,141	$16,397	$21,661	$7,077

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2014, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	$148	$31	$401	$136	$—	$62

Nuveen Investments	113

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

114	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Investments	115

Glossary of Terms Used in this Report (continued)

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

116	Nuveen Investments

Notes

Nuveen Investments	117

Notes

118	Nuveen Investments

Notes

Nuveen Investments	119

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long- term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates- Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS6-1114D        5389-INV-B01/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 5, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 5, 2015